SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12

                          USAA Life Investment Trust
               (Name of Registrant as Specified In Its Charter)
       _________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:
    ___________________________________________________________________________

2)  Aggregate number of securities to which transaction applies:
    ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    ___________________________________________________________________________

4)  Proposed maximum aggregate value of transaction:
    ___________________________________________________________________________

5)  Total fees paid:
    ___________________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check  box  if any part of the fee  is offset  as  provided  by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ___________________________________________________________________________

2)  Form, Schedule or Registration Statement No.:
    ___________________________________________________________________________

3)  Filing Party:
    ___________________________________________________________________________

4)  Date Filed:
    ___________________________________________________________________________

[USAA EAGLE LOGO]

                               PROXY INFORMATION

The enclosed proxy statement provides details on important issues relating to your Trust investment options for variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. The USAA Life Investment Trust board of trustees recommends that you vote "FOR" all proposals. A separate voting instruction card and vote is required for each investment option you own.

To make voting faster and more convenient for you, we are offering a variety of ways to vote this proxy. You may vote by using the Internet or by telephone instead of completing and mailing the enclosed voting instruction card. The Internet and telephone are generally available 24 hours a day, and your vote will be confirmed and posted immediately. The choice is yours. Use whichever method works best for you! IF YOU CHOOSE TO VOTE VIA THE INTERNET OR BY PHONE, DO NOT MAIL YOUR VOTING INSTRUCTION CARD.

                                      TO VOTE ON THE INTERNET

   [GRAPHIC]                          1.   Go to WWW.PROXYVOTE.COM.
                                      2.   Enter the 12-digit CONTROL NUMBER on
                                           the upper right side of each voting
                                           instruction card.
                                      3.   Follow the instructions on the site.


  TO VOTE BY TELEPHONE

  1.   Call toll-free 1-800-690-6903.
  2.   Enter the 12-digit CONTROL NUMBER           [GRAPHIC]
       on the upper right side of each
       voting instruction card.
  3.   Follow the recorded instructions.


NOTE:    EACH VOTING INSTRUCTION CARD YOU RECEIVE HAS A UNIQUE CONTROL NUMBER.

     YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY.


QUESTIONS:

We urge you to spend some time reviewing this proxy statement and the brief summary of the proposals included in this package. Should you have any questions, we invite you to call toll-free at 1-800-292-8180 Monday through Friday from 7 a.m. to 8 p.m. Central Time. We have retained Georgeson Shareholder Communications, Inc. (GSC) to assist shareholders in the voting process. If we have not received your voting instruction card as the date of the meeting approaches, GSC may call you to remind you to exercise your right to vote.

[USAA             NOTICE OF SPECIAL MEETING TO ALL SHAREHOLDERS
EAGLE                     OF USAA LIFE INVESTMENT TRUST
LOOG]
                        USAA LIFE AGGRESSIVE GROWTH FUND
                        USAA LIFE DIVERSIFIED ASSETS FUND
                        USAA LIFE GROWTH AND INCOME FUND
                              USAA LIFE INCOME FUND
                           USAA LIFE WORLD GROWTH FUND

A shareholder meeting of the USAA Life Aggressive Growth, USAA Life Diversified Assets, USAA Life Growth and Income, USAA Life Income, and USAA Life World Growth Funds (each a Fund and, collectively, the Funds), each a series of USAA Life Investment Trust (Trust), will be held on Thursday, October 31, 2002, at 2 p.m., Central Time, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, for the following purposes:

         1.  To elect one member of the Trust's Board of Trustees.

         2. To approve a new investment advisory agreement with USAA Investment Management Company (IMCO).

         3. To approve new investment subadvisory agreements between IMCO and subadvisers as follows:

              A. Wellington Management Company, LLP with respect to the USAA Life Diversified Assets Fund and the USAA Life Growth and Income Fund.

              B. Marsico Capital Management, LLC with respect to the USAA Life Aggressive Growth Fund.

              C. MFS Investment Management with respect to the USAA Life World Growth Fund.

         4. To approve a proposal to permit IMCO, with the Trust's Board approval, to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements on behalf of each Fund without further shareholder approval.

         5. To approve an amendment to the investment objective of the USAA Life Growth and Income Fund.

         6. To transact such other business as may properly come before the meeting or any adjournments thereof.

Owners of USAA Life variable annuity contracts or USAA Life variable life insurance policies (referred to herein as shareholders) will be entitled to give voting instructions only if they were the owners of a contract or policy participating in a Fund (shareholders of record) as of the close of business on August 7, 2002. Shareholders of record are entitled to notice of, and to give voting instructions at, the meeting or any adjournment thereof.

                                               By Order of the Board of Trustees



                                               Cynthia A. Toles
                                               SECRETARY

San Antonio, Texas
August 19, 2002

          =============================================================
          WE URGE YOU TO VOTE ON THE INTERNET AT WWW.PROXYVOTE.COM; OR CALL OUR SPECIAL TOLL-FREE NUMBER, 1-800-690-6903; OR MARK, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.
          =============================================================

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

This proxy statement will give you the information you need to vote on the matters listed on the previous page. Much of the information in this proxy statement is required under Securities and Exchange Commission (SEC) rules and, therefore, is quite detailed. If there is anything you do not understand, please contact us at 1-800-292-8180.

The Funds are series of USAA Life Investment Trust (Trust), which is organized as a Delaware business trust, and as such is governed by a board of trustees. Currently, the Trust provides underlying investment options for variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company (USAA Life). As of the record date, August 7, 2002, all Funds' shares were legally owned by USAA Life, through the Separate Account of USAA Life Insurance Company and the Life Insurance Separate Account of USAA Life Insurance Company (collectively the Separate Accounts), except that as of June 30, 2002, USAA Life owned 713,192 shares (32%) of the USAA Life World Growth Fund not attributable to variable contracts. USAA Life holds assets attributable to its variable annuity contract and variable life insurance policy obligations in the Separate Accounts, which invest exclusively in certain mutual funds, including the Funds. USAA Life will solicit voting instructions from variable annuity contract owners and variable life insurance policy holders who beneficially own shares of a Fund through the Separate Accounts as of the record date (Contract Owners). Because Contract Owners are indirectly invested in the Funds through their contracts or policies and have the right to instruct USAA Life how to vote shares of the Funds on all matters requiring a shareholder vote, Contract Owners should consider themselves shareholders of the Funds for purposes of this Proxy Statement.

All shares of each Fund will be voted by USAA Life in accordance with voting instructions received from the Contract Owners with respect to each proposal being presented to them as set forth in the Notice of Special Meeting to All Shareholders. Proxies submitted without voting instructions for any such proposal will be voted "FOR" the proposal. USAA Life is entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by their Contract Owners on the proxy issues presented. Note:
For purposes of this Proxy Statement, "vote" and "voting instructions" will be used interchangeably, unless otherwise specified.

*        WHO IS ASKING FOR MY VOTE?

         The Trust's Board of Trustees (Board) is soliciting the enclosed proxy. How you vote, whether by Internet, telephone, mail, or in person, will be used at the shareholder meeting, and if the shareholder meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting (see previous page).


*        WHAT ARE THE DIFFERENT WAYS I CAN CAST MY VOTE?

         As a shareholder, you may vote in one of the following four ways:


              1.  You may vote on the Internet at WWW.PROXYVOTE.COM.

              2. You may vote by calling our special toll-free number, 1-800-690-6903.

              3. You may vote by sending us a completed and executed voting instruction card. The voting instruction card has been included with this proxy statement, along with a postage-paid envelope for your convenience in mailing us your voting instruction card.

              4.  You may vote in person by attending the shareholder meeting.


         If you do not anticipate attending the meeting in person, we encourage you to vote by Internet or telephone to minimize the costs of solicitation.

2 - USAA Life Investment Trust
------------------------------

*        HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE PROPOSALS?

         The Board unanimously recommends that you vote:

         1. "FOR" THE ELECTION OF JAMES M. MIDDLETON TO THE TRUST'S BOARD OF TRUSTEES;

         2. "FOR" THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH USAA INVESTMENT MANAGEMENT COMPANY (IMCO);

         3. "FOR" THE APPROVAL OF INVESTMENT SUBADVISORY AGREEMENTS BETWEEN IMCO AND EACH PROPOSED SUBADVISER ON BEHALF OF CERTAIN OF THE FUNDS;

         4. "FOR" THE APPROVAL OF A PROPOSAL TO PERMIT IMCO AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY AGREEMENTS, AND APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF THE FUNDS WITHOUT FURTHER SHAREHOLDER APPROVAL; AND

         5. "FOR" THE APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA LIFE GROWTH AND INCOME FUND.


*        WHO IS ELIGIBLE TO VOTE?

         An owner of a variable annuity contract or a variable life insurance policy (referred to herein as shareholders) will be entitled to give voting instructions only if he or she was the owner of a contract or policy participating in a Fund (shareholders of record) as of the close of business on August 7, 2002. Shareholders of record are entitled to vote at the shareholder meeting or any adjournment thereof. The Notice of Special Meeting, the voting instruction card, the letter to shareholders, and the proxy statement have been mailed on or about August 19, 2002, to shareholders of record.

         Each share is entitled to one vote for each full share held and a fractional vote for each fractional share held. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the voting instruction card, but do not fill in a vote, your shares will be voted "FOR" each of the proposals. If any other business is brought before the shareholder meeting, your shares will be voted as determined in the discretion of the proxies.

         Shareholders of every Fund will not be entitled to vote on every proposal. The table below indicates on a Fund-by-Fund basis the proposals on which shareholders of each Fund will be entitled to vote.


           FUND                      PROPOSAL 1 PROPOSAL 2 PROPOSAL 3A  PROPOSAL 3B PROPOSAL 3C  PROPOSAL 4  PROPOSAL 5
---------------------------------------------------------------------------------------------------------------------------
   USAA Life Aggressive Growth Fund      |X|        |X|                     |X|                     |X|
   USAA Life Diversified Assets Fund     |X|        |X|        |X|                                  |X|
   USAA Life Growth and Income Fund      |X|        |X|        |X|                                  |X|          |X|
   USAA Life Income Fund                 |X|        |X|                                             |X|
   USAA Life World Growth Fund           |X|        |X|                                |X|          |X|

                                                             3 - Proxy Statement
                                                            --------------------

                  -----------------------------------
                  NEW INVESTMENT MANAGEMENT STRUCTURE
                  -----------------------------------

The Trust's Board of Trustees recently approved proposals by IMCO to restructure the manner in which the assets of four of the Trust's five Funds are managed by having one or more subadvisers directly manage all or a portion of each Fund's assets in equity securities, subject to oversight by IMCO and the Board. On June 21, 2002, the Board, including a majority of the Board members who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 (Independent Board Members), voted to terminate the previous investment advisory agreement between the Trust and IMCO (Former Agreement) and approve both a new interim investment advisory agreement with IMCO (Interim Agreement) and interim investment subadvisory agreements (each an Interim Sub-advisory Agreement and, collectively, Interim Subadvisory Agreements) between IMCO and Wellington Management Company, LLP on behalf of the USAA Life Diversified Assets Fund and the USAA Life Growth and Income Fund, Marsico Capital Management, LLC on behalf of the USAA Life Aggressive Growth Fund, and MFS Investment Management on behalf of the USAA Life World Growth Fund. These interim agreements, which took effect on June 28, 2002, were implemented without shareholder approval in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (1940 Act). The Board believes that the Funds will be able to achieve better performance consistent with the investment objectives and strategies of the Funds by employing the proposed subadvisers to manage each applicable Fund's assets (as allocated from time to time by IMCO).

Under the Interim Agreement, IMCO serves as manager and investment adviser for the Funds and provides portfolio management oversight of the portion of each Fund's assets (except the USAA Life Income Fund) managed by each subadviser. Each Fund pays IMCO the same advisory fee under the Interim Agreement that it paid under the Former Agreement. Under the Interim Subadvisory Agreements, the subadvisers invest the Funds' assets (as allocated from time to time by IMCO) for which IMCO, and not each Fund, pays the subadviser an annual fee.

Under Rule 15a-4, the Interim Agreement and the Interim Subadvisory Agreements typically will terminate 150 days after the date on which the Former Agreement terminated. Thus, the Board is asking shareholders to approve a new investment advisory agreement between IMCO and the Funds (Proposed Agreement) as described in Proposal 2 before the Interim Agreement terminates, and investment subadvisory agreements (Subadvisory Agreements) for each of the Funds (except the USAA Life Income Fund), as identified and described in Proposal 3, before the Interim Subadvisory Agreements terminate. If approved by shareholders, the Proposed Agreement and Subadvisory Agreements will take effect upon such approval. If the Proposed Agreement and Subadvisory Agreements are not approved by shareholders, the Board will consider appropriate alternative actions.

                                   PROPOSAL 1

                     ELECTION OF MEMBER OF BOARD OF TRUSTEES

                                    ALL FUNDS

*    WHO IS THE NOMINEE FOR THE BOARD OF TRUSTEES?

     *  James M. Middleton

        Mr. Middleton, age 56, is President and Chief Executive Officer of USAA Life Insurance Company (USAA Life) (3/00-present), and Trustee of the USAA Life Investment Trust (2/00-present), which offers five individual funds. He has served as Senior Vice President, Operations Integration & Program Control, of USAA Life (7/99-2/00); Vice President, Systems Integration & Program Control, of USAA Life (9/97- 7/99); and Assistant Vice President, Systems Integration & Analysis, of USAA Life (3/94-8/97). Mr. Middleton holds no other directorships of any publicly held corporation or other investment company outside the Trust.

     Mr. Middleton is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with IMCO and its affiliates.

     The Board consists of four trustees: Mr. James M. Middleton, Ms. June R. Reedy, Mr. Neil H. Stone, and Dr. Gary W. West. Three of these four trustees (Ms. Reedy, Mr. Stone, and Dr. West) were elected by shareholders

4 - USAAA Life Investment Trust
-------------------------------
     when the Trust was established in l994. Mr. Middleton was appointed by the Board of Trustees in February 2000 to fill a vacancy created by a former trustee's resignation. With at least two-thirds of the trustees having been elected by shareholders, the Trust is currently in compliance with the 1940 Act. However, at such time as an Independent Board Member vacancy occurs in the future, the Board would be unable to fill the vacancy without calling a shareholder meeting because the Trust then would not have the minimum percentage of trustees elected by shareholders required by the 1940 Act. In that situation, the Trust would have to suffer the time and expense of holding a shareholder meeting solely for the purpose of electing Mr. Middleton and another trustee in order to comply with the 1940 Act minimum requirements. Election of Mr. Middleton by shareholders at this time could spare the Fund such time and expense in the future.

     Each trustee serves until his or her successor is elected and qualified. Mr. Middleton has agreed to serve on the Board of Trustees if elected. If he is unavailable for election at the time of the shareholder meeting, which is not anticipated, the Board of Trustees may vote for other nominees at their discretion. The business address of each Trustee is 9800 Fredericksburg Road, San Antonio, Texas 78288.


*    WHO ARE THE OTHER CURRENT MEMBERS OF THE BOARD OF TRUSTEES?

     *  June R. Reedy

        Ms. Reedy, age 72, is retired. She is a Trustee of the USAA Life Investment Trust (12/94-present), which offers five individual funds. She is also a board member of Intellisolve Group, Inc. (6/96-present); and Vice President, Centro San Antonio, volunteer (6/98-present). Ms. Reedy holds no other directorships of any publicly held corporation or other investment company outside the Trust.

     *  Neil H. Stone

        Mr. Stone, age 59, is an attorney (Associate), Gendry & Sprague, P.C. (12/92-present) and a Trustee of the USAA Life Investment Trust (12/94-present), which offers five individual funds. Mr. Stone holds no other directorships of any publicly held corporation or other investment company outside the Trust.

     *  Gary W. West

        Dr. West, age 62, is President of Radiation Oncology of San Antonio, Professional Association (12/94-present) and a Trustee of the USAA Life Investment Trust (12/94-present), which offers five individual funds. Dr. West holds no other directorships of any publicly held corporation or other investment company outside the Trust.


*    WHAT ARE THE RESPONSIBILITIES OF THE BOARD OF TRUSTEES?

     The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including IMCO and its affiliates. IMCO acts as the investment adviser to the Funds. IMCO's address is 9800 Fredericksburg Road, San Antonio, Texas 78288. At least annually, the Board of Trustees reviews the fees paid by the Funds for these services and the overall level of the Funds' operating expenses.


*    WHY ARE WE NOW ELECTING A MEMBER TO THE BOARD OF TRUSTEES?

     By electing a trustee at this time, the Funds may be able to delay the time at which another shareholder meet-ing is required for the election of trustees, which will result in a savings of the time and expense associated with holding such a meeting.

     The 1940 Act requires the Trust to always have a majority of the trustees elected by shareholders and permits the trustees to fill a vacancy only if, after filling such vacancy, two-thirds of the trustees were elected by shareholders. Ms. Reedy will be retiring from the Board at the end of 2003. The remaining trustees would not be able to fill the vacancy created by Ms. Reedy's retirement without having the Trust hold a shareholder meeting, because, if the trustees appointed a new trustee without a shareholder meeting, the Trust would not have two-

                                                             Proxy Statement - 5
                                                             -------------------
     thirds or even a majority of trustees elected by shareholders as required by the 1940 Act. Of course, Ms. Reedy's vacancy could simply go unfilled, but if a second Independent Board Member vacancy occurred, the Trust would need to hold a shareholder meeting to elect another trustee, because the Trust would not have a majority of trustees elected by shareholders as required by the 1940 Act. The time and expense of any such shareholder meeting could be avoided by electing Mr. Middleton as a trustee at this shareholder meeting.


*    HOW LONG CAN TRUSTEES SERVE ON THE BOARD?

     Pursuant to a policy adopted by the Board of Trustees, each duly elected or appointed trustee may serve as a trustee until the trustee either reaches age 70 or has served fifteen (15) years in such capacity. A "grandfather" provision was approved on February 21, 2001, to allow Ms. Reedy to remain on the Board until the end of calendar year 2003. A Fund trustee may resign or be removed by a vote of the holders of a majority of the outstanding shares of the Funds at any time.


* WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD OF TRUSTEES REPRESENTS SHAREHOLDER INTERESTS?

     The Board of Trustees seeks to represent shareholder interests by:

          *   reviewing the investment performance of each Fund with management;

          * reviewing the quality of the various other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates;

          * discussing with IMCO senior management steps being taken to address any performance deficiencies;

          * reviewing the fees paid to IMCO and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

          * monitoring potential conflicts between the Funds and IMCO and its affiliates to ensure that the Funds continue to be managed in the best interests of their shareholders;

          *   monitoring   potential   conflicts  among  Funds  to  ensure  that
              shareholders continue to realize the benefits of participation in a large and diverse family of funds; and

          * monitoring potential conflicts between the variable annuity and variable life insurance Separate Accounts invested in the Funds.


*    HOW OFTEN DOES THE BOARD OF TRUSTEES MEET?

     The Board of Trustees typically conducts regular meetings four times a year to review the operations of the Funds in the Trust. A portion of these meetings is devoted to receiving reports of meetings of various committees of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     Between the meetings of the Board of Trustees and while the Board of Trustees is not in session, the officers of the Trust have the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Funds that may be delegated to them by the Board of Trustees. The Pricing and Investment Committee of the Board of Trustees
     acts upon various investment-related issues and other matters that have been delegated to it by the Board of Trustees. The Audit Committee of the Board of Trustees reviews the financial statements and the auditors' reports and undertakes certain studies and analyses as may be directed by the Board of Trustees. The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Board Members. See INFORMATION ABOUT CERTAIN BOARD MEMBERS AND OFFICERS OF THE FUNDS on page 28.

6 - USAA Life Investment Trust
------------------------------

     During the Trust's most recent full fiscal year, the Board of Trustees met five times. During the Trust's most recent full fiscal year, the Audit Committee met three times, the Pricing and Investment Committee met four times, and the Corporate Governance Committee met four times. Each trustee attended at least 75% of the total number of meetings of the Board of Trustees and any committee on which he or she served.


*    WHAT ARE THE MEMBERS OF THE BOARD OF TRUSTEES PAID FOR THEIR SERVICES?

     The Funds pay each Independent Board Member a fee for his or her services. Trustees affiliated with USAA Life and its affiliates, including IMCO, are not compensated by the Funds for their service on the Board of Trustees. Trustees and committee members are compensated on the basis of an annual retainer of $6,500 from the Funds, an annual retainer of $500 for serving on one or more committees of the Board of Trustees, plus reimbursement for reasonable expenses incurred in attending any meetings of the Board of Trustees or a com-mittee. The fee for attending a regular or special meeting of the Board of Trustees is $500. All Funds in the USAA Life Investment Trust meet on a combined basis for regular meetings, and one meeting fee is allocated evenly among the total number of Funds represented at the meeting. The trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund companies.

     The fees paid to each trustee by the Funds in the USAA Life Investment Trust for the Trust's most recent fiscal year are shown below:

       =====================================================================
             TRUSTEE                               AGGREGATE COMPENSATION
                                                        FROM THE TRUST
        INTERESTED TRUSTEE

            James M. Middleton                                None

        INDEPENDENT TRUSTEES

            June R. Reedy                                    $9,000
            Neil H. Stone                                    $9,000
            Gary W. West                                     $9,000

        ====================================================================

     No compensation is paid by any Fund to any trustee who is a director, officer, or employee of IMCO or its affiliates. No trustee owns any shares of the Funds since these shares are offered exclusively to the Separate Accounts to fund variable annuity contracts and variable life insurance policies, and no trustee owns such a contract or policy. Accordingly, as of June 30, 2002, the trustees and their families as a group beneficially owned less than 1% of the outstanding shares of each of the Funds.


*    HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 1?

     The Board recommends that shareholders vote "For" Proposal 1.


* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO ELECT THE NOMINEE TO THE BOARD OF TRUSTEES?

     To be elected, Mr. Middleton must receive the vote of a plurality of the outstanding shares of the Trust cast at a meeting at which a quorum is present.


                                                             Proxy Statement - 7
                                                             -------------------

                                   PROPOSAL 2

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                                    WITH IMCO

                                    ALL FUNDS

*    WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     On June 21, 2002, the Board approved proposals by IMCO to restructure the manner in which the assets of four of the Trust's five Funds are managed. To implement new investment management arrangements promptly, the Board, among other actions, terminated the Former Agreement between the Trust and IMCO and approved the Interim and Proposed Agreements with IMCO. IMCO has served as the Funds' manager and investment adviser since the inception of the Funds. Under applicable regulations, the Interim Agreement typically will terminate 150 days after the date on which the Former Agreement terminated. In other words, the Interim Agreement is expected to be in effect until the earlier of November 25, 2002, or the date upon which shareholders approve a new investment advisory agreement. Thus, the Board is asking shareholders to approve the Proposed Agreement before the Interim Agreement terminates. The Former Agreement was last approved by the Board on December 5, 2001. The Former Agreement has not been submitted to a vote of shareholders since its initial approval by the sole shareholder of each Fund in December 1994.


*    WHAT ARE THE KEY PROVISIONS OF THE AGREEMENTS?

     The provisions of the Proposed, Interim, and Former Agreements (each, an Agreement and, collectively, Agreements) are substantially similar, except as set forth below. Under the Agreements, IMCO provides an investment program, carries out the investment policies, and manages certain other affairs and business of the Funds. IMCO is authorized, subject to the oversight of the Board, to determine the selection of, amount of, and time to buy or sell securities for the Funds. Under the Interim and Proposed Agreements, IMCO also is authorized to delegate to subadvisers the direct management of all or a portion of each Fund's assets, subject to approval by the Board. When subadvisers are employed, IMCO's role focuses on oversight of the Funds' subadvisers, rather than on directly managing the portion of the Funds' assets allocated to subadvisers. Under the Former Agreement, IMCO directly managed all of the Funds' assets. Under the Interim Agreement, IMCO directly manages any fixed income portion of each Fund's assets, provides portfolio management oversight, and recommends to the Board the hiring, termination, and replacement of subadvisers to manage the equity portion of each Fund's assets. Under the Proposed Agreement, IMCO will continue to provide the same services it provides under the Interim Agreement.

     Each Agreement provides for an advisory fee based on the amount of net assets under management. The fee payable to IMCO under each Agreement will remain unchanged, except for a proposed increase with respect to the USAA Life World Growth Fund. If this proposal is approved, the advisory fee payable to IMCO with regard to the USAA Life World Growth Fund will increase from 0.20% of that Fund's average net assets to 0.35% of that Fund's average net assets.

     Each Agreement also provides that, except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions, expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy materials, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Independent Board Members, costs of printing and mailing prospectuses, statements of additional information (SAI), and financial reports to existing shareholders, and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectuses, SAIs, and financial reports to prospective shareholders.

     Any description of the Proposed Agreement set forth herein is qualified in its entirety by the actual Proposed Agreement, a form of which is attached as Exhibit A.

8 - USAA Life Investment Trust
------------------------------

*    WHAT ARE THE DIFFERENCES BETWEEN THE AGREEMENTS?

     As noted above, the provisions of the Agreements are substantially similar. The only differences of note between the Proposed and Interim Agreements, the first of which stems primarily from the provisional nature of Rule 15a-4 under the 1940 Act, are as follows. First, the Interim Agreement likely will be in effect for a maximum of 150 days, whereas the Proposed Agreement initially would be in effect until July 31, 2004, unless terminated sooner.

     Second, as stated above, if approved, the advisory fee for the USAA Life World Growth Fund will be increased from 0.20% of that Fund's average net assets to 0.35% of that Fund's average net assets. If the new advisory fee had been in effect in 2001, the Trust would have paid IMCO $96,574 rather than $55,047 (an increase of 75%) with respect to the USAA Life World Growth Fund. However, the proposed advisory fee compares favorably with the advisory fees currently incurred by funds that support other variable insurance products, have similar investment focus, and are of a size comparable to the USAA Life World Growth Fund, placing the fees in the top 9% of fees. This analysis is based on a study using data as of June 2002 that was collected by Lipper, Inc., an independent statistical service that tracks expense data on variable insurance funds.

     In addition, except as set forth above, the Proposed and Former Agreements are also substantially similar except with respect to the effective date and the description of IMCO's duties and responsibilities with respect to the selection and oversight of subadvisers. Moreover, while the agreements are substantially similar, IMCO's role will differ in that IMCO now will provide portfolio oversight and will recommend to the Board the hiring, termination, and replacement of subadvisers for the Funds, rather than directly managing the equity portion of the Funds' assets.


*    WHEN WILL THE NEW INVESTMENT ADVISORY AGREEMENT TAKE EFFECT?

     If approved by shareholders, the Proposed Agreement will take effect upon shareholder approval and will remain in effect until July 31, 2004. Thereafter, the Proposed Agreement will continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and (i) by a majority of all trustees or (ii) by a vote of a majority of the outstanding shares of that Fund. A Fund may terminate the Proposed
     Agreement, without penalty, by a vote of the Board or a majority of the Fund's outstanding voting securities upon 60 days' written notice to IMCO. IMCO may at any time terminate the Proposed Agreement, without penalty, upon 60 days' written notice to that Fund. The Proposed Agreement automatically will terminate without penalty in the event of its assignment as such term is defined in Section 2(a)(4) of the 1940 Act.

     If the proposal is not approved by shareholders of the Funds, the Interim Agreement will remain in effect for 150 days after the date on which the Former Agreement terminated, or such later date as may be consistent with applicable regulations and interpretations. In such event, the Board and IMCO will consider appropriate alternative actions.


* WILL THE FUNDS' TOTAL EXPENSES CHANGE AS A RESULT OF THE NEW INVESTMENT ADVISORY AGREEMENT?

     No. The Funds' total expense ratios will not be impacted, except as described below with respect to possible changes in expense reimbursement arrangements. See the summary of expense reimbursement provisions under the Trust's Underwriting and Administrative Services Agreement under "DOES IMCO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUNDS?" in this Proposal 2.

     Table 1 provides data concerning each Fund's fees and expenses as a percentage of average net assets for each Fund's most recent full fiscal year, under the Former Agreement and if the Proposed Agreement (including the new advisory fee for the USAA Life World Growth Fund) had been in effect during the same period.

                                                             Proxy Statement - 9
                                                             -------------------

 TABLE 1
 CURRENT AND PRO FORMA EXPENSES

=========================================================================================================


                                                                  TOTAL ANNUAL
                                 ADVISORY    12B-1     OTHER     FUND OPERATING     EXPENSE       NET
                                   FEES*     FEES     EXPENSES      EXPENSES    REIMBURSEMENTS  EXPENSES
                                                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

USAA LIFE AGGRESSIVE GROWTH FUND
    Current                        0.50%      None      0.53%         1.03%         0.33%         0.70%
    Pro Forma                      0.50%      None      0.53%         1.03%         0.33%         0.70%
USAA LIFE DIVERSIFIED ASSETS FUND
   Current                         0.20%      None      0.39%         0.59%         0.24%         0.35%
   Pro Forma                       0.20%      None      0.39%         0.59%         0.24%         0.35%
USAA LIFE GROWTH AND INCOME FUND
   Current                         0.20%      None      0.22%         0.42%         0.07%         0.35%
   Pro Forma                       0.20%      None      0.22%         0.42%         0.07%         0.35%
USAA LIFE INCOME FUND
   Current                         0.20%      None      0.65%         0.85%         0.50%         0.35%
   Pro Forma                       0.20%      None      0.65%         0.85%         0.50%         0.35%
USAA LIFE WORLD GROWTH FUND
   Current                         0.20%      None      0.91%         1.11%         0.46%         0.65%
   Pro Forma                       0.35%      None      0.91%         1.26%         0.61%         0.65%
==========================================================================================================

     The following example indicates the cost of investing in each Fund, assuming an initial investment of $10,000, a 5% total annual return each year with no changes in operating expenses (except for advisory fees in the pro forma), and redemption at the end of each period. This example does not reflect the impact of any charges imposed under a variable annuity or variable life insurance product, or any fee waivers or expense reimbursements. Your actual cost may be higher or lower.

=======================================================================================================
                                        1 YEAR          3 YEARS         5 YEARS         10 YEARS
                                       (PRESENT/       (PRESENT/       (PRESENT/       (PRESENT/
                                       PRO  FORMA)     PRO  FORMA)     PRO  FORMA)     PRO  FORMA)

  USAA LIFE AGGRESSIVE GROWTH FUND    $     105       $      328       $     569       $     1,259
  USAA LIFE DIVERSIFIED ASSETS FUND          60              189             329               738
  USAA LIFE GROWTH AND INCOME FUND           43              135             235               530
  USAA LIFE INCOME FUND                      87              271             471             1,049
  USAA LIFE WORLD GROWTH FUND           113/128          353/400         612/692       1,352/1,523
=======================================================================================================

     Table 2 below provides the amounts each Fund paid IMCO under the Former Agreement for the most recently completed fiscal year.


TABLE 2
ADVISORY FEES PAID TO IMCO

====================================================================
   USAA LIFE FUNDS                                      AMOUNT
-------------------------------------------------------------------

   USAA Life Aggressive Growth Fund               $        160,472
   USAA Life Diversified Assets Fund                        76,712
   USAA Life Growth and Income Fund                        146,288
   USAA Life Income Fund                                    38,602
   USAA Life World Growth Fund                              55,047
===================================================================

10 - USAA Life Investment Trust
-------------------------------

*    WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF IMCO?

     IMCO is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services organization. USAA's principal address is 9800 Fredericksburg Road, San Antonio, Texas 78288. The names, titles, and principal occupations of the current directors and principal executive officer of IMCO are as follows:

     NAME, ADDRESS,* AND
     POSITION WITH IMCO                      PRINCIPAL OCCUPATION

     Robert G. Davis                         Director and Chairman of the Board
     Director and Chairman of                of Directors, President and
     the Board of Directors                  Chief Executive Officer, USAA

     Christopher W. Claus                    Chief Executive Officer, President,
     Chief Executive Officer,                Director, and Vice Chairman
     President, Director, and Vice           of the Board of Directors, IMCO
     Chairman of the Board of Directors

     *  The  principal  address  for  each  officer  and  director  is  9800
        Fredericksburg  Road, San Antonio,  Texas 78288.


* WHAT ARE THE REASONS FOR THE PROPOSED CHANGE TO THE ADVISORY FEE OF THE USAA LIFE WORLD GROWTH FUND?

     After conducting a review of the level of fees for comparable funds, IMCO, USAA Life, and the Trust noted the following:

         * The current investment advisory fee and operating expense level of the USAA Life World Growth Fund is significantly below the average advisory fee and operating expense level for other mutual funds within the variable insurance products marketplace having similar investment focus and asset size.

         * The historical investment record of IMCO in managing the Fund compares favorably to other funds having similar investment focus and asset types within the current variable insurance marketplace that are not advised or managed by IMCO.

         * Since the inception of the USAA Life World Growth Fund, there has been a substantial increase in the need for qualified personnel, resources, and sophisticated information systems and technology to support increasingly complex investment management activities on behalf of the Trust.

         * The proposed fee and services arrangements with MFS provided the most cost-efficient alternative in obtaining the quality of investment expertise sought through the subadviser selection process.

         * The reimbursement of expenses from USAA Life to IMCO has also continued to increase while contract owners have paid advisory fees significantly below industry averages. For the USAA Life World Growth Fund's last fiscal year, USAA Life's reimbursement to IMCO for its costs in excess of the advisory fee charged was 600% of the advisory fee charged.

     As a result of this review and analysis, IMCO and USAA Life discussed with the Board the changing nature of compensation and fees in the variable insurance marketplace and USAA Life's position relative to marketplace trends in pricing insurance products and investment advisory fees. Even after implementation of the new advisory fee, the variable products will remain in the top 5% in the VARDS 2001/2002 National Contract Expense Report.


                                                            Proxy Statement - 11
                                                            --------------------

*    DOES IMCO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE
     FUNDS?

     IMCO provides certain administrative assistance to the Funds in connection with the management and invest-ment services provided under the Proposed and Former Agreements. This includes, for example, necessary assistance to the Funds in the preparation of required regulatory reports and the Fund registration statements. IMCO also provides certain administrative services that USAA Life has undertaken to provide to the Funds pursuant to an
     Underwriting and Administrative Services Agreement (Administration Agreement) approved by the Board. Under the Administration Agreement, IMCO provides accounting services (in addition to those provided by the custodian and transfer agent) for the Fund. IMCO compensates all personnel, officers, and trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     For performing services under the Administration Agreement, USAA Life reimburses IMCO for its costs. For the most recently completed fiscal year, IMCO received $382,535 from USAA Life under the Administration Agreement.

     USAA Life serves as the Funds' transfer agent. Currently, USAA Life does not charge the Funds for these services. It is anticipated that such services will continue to be provided by USAA Life at no charge after the Proposed Agreement is approved.

     In addition, under the Administration Agreement among IMCO, USAA Life, and the Trust, USAA Life provides certain management, administrative, legal, clerical, accounting, and recordkeeping services to the Funds. The Trust bears the expense of providing these services, subject to the expense limitation agreement described below. USAA Life delegates certain mutual fund accounting duties under this agreement to IMCO and reimburses IMCO for its costs in providing these services. These services will continue to be provided after the investment advisory contract is approved. During the most recently completed fiscal year, the Trust paid USAA Life $382,535.

     Out of its general account, USAA Life has agreed to pay directly or reimburse the Trust for Trust expenses to the extent that such expenses exceed 0.70% of the average net assets of the USAA Life Aggressive Growth Fund, 0.65% of the average net assets of the USAA Life World Growth Fund, and 0.35% of the average net assets of each other Fund. Expenses include advisory fees and administrative fees. USAA Life has advised the Trust of its current intention that, during the first half of 2003, USAA Life will pay directly or reimburse the Trust for such Trust expenses to the extent that such expenses exceed 0.60% of the average net assets of the USAA Life Growth and Income Fund, 0.65% of the average net assets of the USAA Life Income Fund, 0.75% of the average net assets of the USAA Life Diversified Assets Fund, and 0.95% of the average net assets of the USAA Life Aggressive Growth Fund and the USAA Life World Growth Fund. At a meeting on May 22, 2002, the Board approved, in principle, these higher expense thresholds. In doing so, the Board considered various factors presented by USAA Life, including principally the following: (i) USAA Life's "capping" of the Funds' expenses is voluntary, (ii) after the increases in the expense thresholds, the USAA Life variable annuity contracts and variable life insurance policies will still rank among the 5% lowest priced products currently offered in the market, (iii) any further change in the expense level thresholds would require one-year's prior notice by USAA Life to the Trust, (iv) USAA Life is experiencing losses on its variable annuity contracts and variable life insurance policies using the Trust as an underlying investment option, including losses stemming from operation of the Trust, and (v) USAA Life has a responsibility to serve the interests of all of its members and, therefore, must balance the interests of those members who own contracts and policies by subsidizing the Trust with the interest of those members who do not own contracts and policies by limiting its subsidization of the Trust.

     IMCO provides distribution of the Funds' shares for the Trust. IMCO receives no commissions or fees for this service.

     IMCO also provides investment advisory services to five other mutual funds sponsored by USAA having investment objectives similar to those of the Funds. Table 3 identifies the funds, the size of each fund as of its last fiscal year end, and the rate of compensation for advisory services (as a percentage of average net assets).

12 - USAA Life Investment Trust
-------------------------------

TABLE 3
AFFILIATED FUNDS
===============================================================================
      FUND NAME                      AS OF           NET ASSETS    ADVISORY FEE
-------------------------------------------------------------------------------

   USAA Aggressive Growth Fund     7/31/2002    $     730,142,985     .38%*
   USAA Balanced Strategy Fund     5/31/2002          327,562,659     .75%
   USAA Growth & Income Fund       7/31/2002          850,978,220     .60%
   USAA Income Fund                7/31/2002        1,665,238,731     .24%
   USAA World Growth Fund          5/31/2002          276,019,121     .75%

         *   Effective advisory fee ratio
===============================================================================

*    WHAT DID THE BOARD CONSIDER IN REVIEWING THIS PROPOSAL?

     The proposal to approve the Proposed Agreement and to seek shareholder approval of the Proposed Agreement was considered by the Board, including the Independent Board Members, at a meeting of the Board held on June 21, 2002.

     The Board did so against the background of, and in light of certain information evaluated at, the Board's meeting on December 5, 2001, when the Board approved the Former Agreement, as described below. In addition, the Board evaluated, among other things, written and oral information provided by IMCO, the search company hired by IMCO (Evaluation Associates, Inc.
     (EAI), an independent consultant with experience in these types of investment management evaluations), each proposed subadviser, and USAA Life, in response to a request on behalf of the trustees. The trustees determined, in their business judgment, to approve the interim and proposed agreements, including an arrangement for subadvisers to manage assets of certain Funds, based on various factors bearing on the nature, scope, quality, cost, and profitability of the services to be provided by IMCO and the nature, scope, quality, and cost of the services to be provided by each subadviser, and on various conclusions reached, principally including the following:

         * the rationale for the subadvisory arrangement, including such factors, among others, as: (i) anticipated benefits of the proposal for the Trust and its shareholders in terms of accessing investment management capability, experience, and resources, (ii) pertinent developments regarding IMCO, including personnel losses and replacement prospects, (iii) anticipation that other mutual funds advised by IMCO would approve such an arrangement, and (iv) anticipated benefits to Contract Owners in terms of USAA Life's being relieved of subsidizing certain IMCO advisory expenses;

         * the search process followed by IMCO to select the subadvisers, including such factors, among others, as the establishment of criteria, employment of a search company, and interviews with candidate subadvisers;

         * essential information about each subadviser, including such factors, among others, as performance record, financial resources, management style, reputation, in-house research capability, and available third-party research services, qualification of personnel (in terms of education and experience), and time and attention devoted by senior management;

         * the largely superior investment performance of each subadviser as compared with the investment performance of the Fund (except for the USAA Life Diversified Assets Fund) to be advised by that subadviser and that Fund's benchmark index and, in the case of the USAA Life Diversified Assets Fund, the expectation that the investment program followed in the past may not be as successful in the future;

         * information about the processes and procedures of each subadviser regarding such matters, among others, as compliance with a Fund's investment objectives, policies and restrictions, code of ethics, trading practices (E.G., brokerage allocation, soft dollars, use of affiliated brokers, trades between Funds, bunching, and allocation of investment opportunities), disaster planning, and regulatory compliance;

                                                            Proxy Statement - 13
                                                            --------------------

         * a report on IMCO's review of the Form ADV filed with the SEC by each subadviser;

         * a report on Trust counsel's review of the code of ethics of each subadviser;

         * the forms of the Interim and Proposed Agreements and the Interim and proposed Subadvisory Agreements, including specification of such matters, among others, as the proposed allocation of service functions between IMCO and each subadviser, the advisory and subadvisory fee rates, and related expense caps on Fund expenses set by USAA Life;

         * with respect to the USAA Life World Growth Fund, the fact that IMCO was unable to negotiate a fee rate for the Subadvisory Agreement with MFS that is equal to the fee rate in the Interim Subadvisory Agreement with MFS, principally because of the cost of managing a fund with the investment objectives and policies of USAA Life World Growth Fund;

         * the fact that IMCO, in addition to the advisory fees, receives benefits through soft dollar practices by which brokers provide research and certain other services to IMCO in return for being allocated Trust "brokerage" transactions, including information provided by IMCO regarding its practices and an ongoing study and assessment, prepared at IMCO's request by an unaffiliated company, of the degree to which each Fund is receiving "best execution," concluding that IMCO's practices in this regard did not appear to be inconsistent with the best interest of each Fund;

         * information about IMCO's capability for, and experience with, monitoring, coordination, and overseeing subadvisers;

         *    information   about   regulation   by  the   SEC  of   subadvisory
              arrangements including such factors, among others, as the SEC's requirement for exemptive relief and contract owner approval, how the arrangement fits that regulation, and IMCO's receipt of an SEC exemptive order applicable to the Trust; and

         * a draft of the proxy statement proposed to be used to solicit Contract Owner approval of the Proposed Agreement and Subadvisory Agreements, and overall subadvisory arrangement.

     In approving the Proposed Agreement and recommending this proposal to shareholders, the Board did not identify any single factor as all-important or controlling. The Board recognized that the Proposed Agreement would not change the overall revenues payable in the aggregate to IMCO for these services, with the exception of the USAA Life World Growth Fund, and that the total expense ratio of the Funds would remain the same after applicable reimbursements. The Board also recognized that IMCO, not the Funds, would be responsible for compensating the subadvisers and, thus, would retain a lower portion of the overall fee paid to IMCO by the Funds. It also considered that, even after the projected increase in the Funds' expense caps, the variable products will remain in the top 5% in the VARDS 2001/2002 National Contract Expense Report. See information under "DOES
     IMCO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUNDS?" in this Proposal 2.

     The Board also considered the impact of having independent subadvisers directly manage the equity portion of the Funds' assets subject to the portfolio oversight of IMCO. The Board noted that maintaining independent subadvisers would allow the Funds to access the portfolio management services of experienced independent investment teams and could enhance the investment performance of the Funds consistent with each Fund's investment objectives and strategies.

     Based on its evaluation of all material factors, the Board, including the Independent Board Members, approved the Proposed Agreement and authorized the submission of the Proposed Agreement to each Fund's shareholders for their approval. Accordingly, the Board, including the Independent Board Members, recommends that shareholders of each Fund vote "FOR" the Proposed Agreement.


*    HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 2?

     The Board recommends that shareholders vote "For" Proposal 2.

14 - USAA Life Investment Trust
-------------------------------

* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT?

     Approval of the Proposed Agreement will require a "FOR" vote by a "majority of the outstanding voting securities" of each Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of each Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions are treated as shares present but not voting, any abstentions will have the effect of votes "AGAINST" this proposal.


                                   PROPOSAL 3

                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENTS
                          BETWEEN IMCO AND SUBADVISERS

                        USAA LIFE AGGRESSIVE GROWTH FUND
                        USAA LIFE DIVERSIFIED ASSETS FUND
                        USAA LIFE GROWTH AND INCOME FUND
                           USAA LIFE WORLD GROWTH FUND

*    WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     On June 21, 2002, the Board of Trustees approved proposals by IMCO to restructure the manner in which assets of each Fund (except the USAA Life Income Fund) are managed. (For purposes of this Proposal 3, the "Fund" or "Funds" refers to all Funds except the USAA Life Income Fund.) To implement the new investment management arrangements promptly, the Board, among other actions, approved Interim Subadvisory Agreements between IMCO and the subadvisers, with respect to the Funds. No subadviser is affiliated with USAA. Under applicable regulations, the Interim Subadvisory Agreements typically will terminate 150 days after the date on which the Former Agreement terminated. In other words, the Interim Subadvisory Agreements are expected to be in effect until the earlier of November 25, 2002, or the date upon which shareholders approve new investment subadvisory agreements. Thus, the Board is asking Fund shareholders to approve the proposed Subadvisory Agreements before the Interim Subadvisory Agreements terminate.


* WHAT WAS THE PROCESS LEADING TO THIS PROPOSAL AND WHO ARE THE PROPOSED SUBADVISERS?

     IMCO recently conducted a comprehensive review of each USAA mutual fund's performance, including the Trust's Funds. Upon completion, IMCO determined that affirmative steps should be taken in the equity port-folio management area to progress toward the desired objective of superior investment performance across ALL USAA funds. IMCO then embarked upon a process that resulted in a strategy of retaining highly regarded outside investment firms to manage the equity portions of USAA funds, including those comprising the Trust.

     IMCO retained an independent consultant specializing in the evaluation of investment management firms. Upon receiving extensive materials from the consultant, IMCO performed its own additional analysis using the consultant's data, as well as other third-party data. An IMCO working group of senior management assessed the information and developed short lists of firms to interview. Those candidates made presentations to the working group. Upon identifying its candidates, negotiations transpired resulting in the recommendation to engage the subadvisers listed below that was made to and approved by the Trust's Board on June 21, 2002.

     IMCO will continue to oversee the management of each Fund as its investment adviser. IMCO also will continue to perform the day-to-day portfolio management for the fixed income portion of the USAA Life Diversified Assets Fund.

     The following are the proposed subadvisers for the Funds currently operating under the Interim Subadvisory Agreements. Each subadviser is described more specifically in Proposals 3-A through 3-C.

                                                            Proxy Statement - 15
                                                            --------------------

================================================================================
           FUND                                      SUBADVISER
-------------------------------------------------------------------------------
   USAA Life Aggressive Growth Fund         Marsico Capital Management, LLC
   USAA Life Diversified Assets Fund        Wellington Management Company, LLP
   USAA Life Growth and Income Fund         Wellington Management Company, LLP
   USAA Life World Growth Fund              MFS Investment Management
================================================================================


*    WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENTS?

     Under each Subadvisory Agreement, IMCO will continue to employ the current subadviser to manage the day-to-day investment of all or a portion of each Fund's assets (as allocated from time to time by IMCO), consistent with each Fund's investment objectives, policies, and restrictions. Each subadviser will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, sub-ject to the supervision and monitoring of IMCO, and the oversight of the Funds' Board. IMCO, and not the Fund, will be responsible for paying all fees charged by the applicable subadviser for these subadvisory services. These fees are set forth below in Proposals 3-A through 3-C in the answers to the question "WHAT WILL IMCO PAY [THE
     SUBADVISER] FOR ITS SUBADVISORY SERVICES?" Any description of the Subadvisory Agreements set forth herein is qualified in its entirety by the actual Subadvisory Agreements, a form of which is attached as Exhibit B. While each Subadvisory Agreement will be substantially similar, there may be certain differences therein.


* WHAT ARE THE DIFFERENCES BETWEEN THE SUBADVISORY AND INTERIM SUBADVISORY AGREEMENTS?

     The Subadvisory Agreements and the Interim Subadvisory Agreements are substantially similar. The only differences of note between the two types of agreements, which stem primarily from the provisional nature of Rule 15a-4 under the 1940 Act, are as follows. First, each Interim Subadvisory Agreement likely will be in effect for a maximum of 150 days, whereas each Subadvisory Agreement initially would be in effect for two years, unless terminated sooner. Second, each Interim Subadvisory Agreement can be terminated by the Board, IMCO, or a vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) or by the subadviser upon 60 days' written notice to the other party. Each Subadvisory Agreement may be terminated by the Independent Board Members or the vote of a majority of the Fund's outstanding shares on not more than 60 days' written notice to IMCO and the subadviser. In addition, IMCO may terminate a Subadvisory Agreement at any time by written notice to the subadviser, while a subadviser may terminate a Subadvisory Agreement at any time by not less than 90 days' written notice to IMCO.


*    WHEN WILL THE INVESTMENT SUBADVISORY AGREEMENTS TAKE EFFECT?

     If approved by shareholders, each Subadvisory Agreement will take effect upon shareholder approval and will remain in effect for an initial two-year period. Thereafter, each Subadvisory Agreement would continue automatically for successive years, provided that it is specifically approved at least annually by a vote of a majority of the Independent Board Members and by a majority of all trustees. Each Fund may terminate its proposed Subadvisory Agreement, without penalty, by a vote of a majority of the Independent Board Members or by vote of a majority of the outstanding shares of the Fund, without penalty, on not more than 60 days' written notice to IMCO and the subadviser. IMCO may at any time terminate a proposed Subadvisory Agreement, without penalty, by written notice to the other party. Each subadviser may terminate its proposed Sub-advisory Agreement, without penalty, by not less than 90 days' written notice to IMCO. Each Subadvisory Agreement automatically will terminate without penalty in the event of its assignment, as such term is defined in Section 2(a)(4) of the 1940 Act.

     If the proposal is not approved by shareholders of a Fund, the applicable Interim Subadvisory Agreement will remain in effect for 150 days from the date on which the Former Agreement terminated, or such later date as may be consistent with applicable regulations and interpretations. In such event, the Board and IMCO will consider appropriate alternative actions.

16 - USAA Life Investment Trust
--------------------------------

*    WILL THE  FUND'S  TOTAL  EXPENSES  CHANGE  AS A RESULT  OF THE  SUBADVISORY
     AGREEMENTS?

     No, the Subadvisory Agreements will not impact the Funds' total expense ratios. IMCO (not the Fund) pays a fee to the subadvisers for services under the Subadvisory Agreements. For more information about the Funds' total expenses, see "DOES IMCO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE FUNDS?" in Proposal 2.


*    WHAT INFORMATION DID THE BOARD CONSIDER PRIOR TO PROPOSING THESE CHANGES?

     At a meeting on June 21, 2002, the Board determined that it would be in the best interests of each Fund and its shareholders to approve the Subadvisory Agreements relating to that Fund. In making this decision, the Board considered many of the same materials and factors that it considered when it decided, as described in Proposal 2, to maintain the newly implemented management structure, to approve the Proposed Agreement with IMCO with respect to each Fund, and to recommend that each Fund's shareholders approve the Proposed Agreement. In addition, among other factors, the Board also considered the expertise of each proposed subadviser, the financial strength and quality of services offered by each proposed subadviser, the rigorous due diligence process employed by IMCO and EAI with respect to each proposed subadviser, and the input of EAI, an independent investment management consultant. The Board concluded that each proposed subadviser is capable of providing high-quality service as reflected by (i) the qualifications and experience of its advisory personnel, (ii) its available organizational resources, and (iii) its investment performance track record when managing accounts that are comparable to the applicable Fund or Funds.


*    HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 3?

     The Board recommends that shareholders vote "For" approval of Proposals 3-A through 3-C.


* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO APPROVE EACH SUBADVISORY AGREEMENT?

     Approval of each proposal with respect to any Fund will require a "FOR" vote by a "majority of the outstanding voting securities" of the Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions are treated as shares present but not voting, any abstentions will have the effect of votes "AGAINST" each proposal.


                                  PROPOSAL 3-A


                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
               BETWEEN IMCO AND WELLINGTON MANAGEMENT COMPANY, LLP

                        USAA LIFE DIVERSIFIED ASSETS FUND
                        USAA LIFE GROWTH AND INCOME FUND

*    WHAT GENERAL INFORMATION IS AVAILABLE ABOUT WELLINGTON  MANAGEMENT COMPANY,
     LLP?

     Wellington Management Company, LLP (Wellington Management) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2002, Wellington Management had approximately $312 billion in assets under management.

                                                            Proxy Statement - 17
                                                            --------------------

*    WHO  ARE  THE  PARTNERS  AND  PRINCIPAL  EXECUTIVE  OFFICER  OF  WELLINGTON
     MANAGEMENT?

     Wellington Management is managed by its 74 partners, all of whom are active employees of the firm. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland, and John R. Ryan. It should be noted that the managing partners are not necessarily those with the largest economic interests in the firm. Matthew E. Megargel, Senior Vice President and Partner, has portfolio management responsibility for all or a portion of the USAA Life Diversified Assets Fund and the USAA Life Growth and Income Fund.


* DOES WELLINGTON MANAGEMENT OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA LIFE DIVERSIFIED ASSETS FUND AND THE USAA LIFE GROWTH AND INCOME FUND?

     No.


*    WHAT WILL IMCO PAY WELLINGTON MANAGEMENT FOR ITS SUBADVISORY SERVICES?

     IMCO will pay Wellington Management at the same rates under the proposed Subadvisory Agreement as it pays Wellington Management under the Interim Subadvisory Agreement. For the USAA Life Diversified Assets Fund and the USAA Life Growth and Income Fund, IMCO pays Wellington Management a fee in the annual amount of 0.20% of each Fund's average net assets that Wellington Management manages.


*    DOES WELLINGTON MANAGEMENT ACT AS ADVISER FOR SIMILAR FUNDS?

     Wellington Management also provides investment advisory services to other mutual funds with similar investment objectives as the portions of the USAA Life Diversified Assets Fund and the USAA Life Growth and Income Fund that Wellington Management manages. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

================================================================================
     FUND                              ASSETS              ANNUAL FEE RATE
--------------------------------------------------------------------------------

  Anchor Series Growth Fund         $663 million      0.325% First $50 million
                                                      0.225% Next $100 million
                                                      0.200% Next $350 million
                                                      0.150% Over $500 million
  First Investors Life Growth*      $207 million      0.400% First $50 million
                                                      0.275% Next $100 million
                                                      0.220% Next $350 million
                                                      0.200% Over $500 million

         * This Fund may be subject to a voluntary fee waiver.

================================================================================

18 - USAA Life Investment Trust
-------------------------------

                                  PROPOSAL 3-B

                 APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT
                BETWEEN IMCO AND MARSICO CAPITAL MANAGEMENT, LLC

                        USAA LIFE AGGRESSIVE GROWTH FUND


*    WHAT GENERAL  INFORMATION IS AVAILABLE  ABOUT MARSICO  CAPITAL  MANAGEMENT,
     LLC?

     Marsico Capital Management, LLC (Marsico) is located at 1200 Seventeenth Street, Suite 1300, Denver, Colorado 80202. Marsico is a registered investment adviser formed in 1997 that became a wholly owned indirect subsidiary of Bank of America Corporation (BOA) in January 2001. BOA, a Delaware corporation, is a bank holding company and a financial holding company headquartered at Bank of America Center, 100 North Tryon Street, Charlotte, North Carolina 29255-0065. Marsico provides investment advisory services to mutual funds and other institutions, and handles separately managed accounts for individuals, corporations, charities, and retirement plans. As of June 30, 2002, Marsico had $14 billion in assets under management.


*    WHO ARE THE DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF MARSICO?

     The names and principal occupations of the current directors and principal executive officer of Marsico are set forth as follows:

================================================================================
   NAME, ADDRESS,
   AND POSITION WITH MARSICO                   PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

   Robert H. Gordon                 President and Chief Executive Officer, Banc
   Director                         of America Capital Management
   NY1-301-48-02
   9 West 57th Street
   New York, New York 10019

   Christopher J. Marsico           President, Marsico
   President and Director
   1200 17th Street, Suite 1300
   Denver, Colorado 80202
================================================================================

* DOES MARSICO OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA LIFE AGGRESSIVE GROWTH FUND?

     Marsico is affiliated with other investment advisers through their common ultimate parent, Bank of America Corporation. The affiliated advisers include Banc of America Securities LLC (BAS), Banc of America Capital Management, LLC, Banc of America Advisors, LLC, and other advisers listed in Schedule D of Part I of Marsico's Form ADV. BAS, as a registered broker-dealer, may execute trades for Marsico's clients.


*    WHAT WILL IMCO PAY MARSICO FOR ITS SUBADVISORY SERVICES?

     IMCO will pay Marsico at the same rate under the proposed Subadvisory Agreement as it pays Marsico under the Interim Subadvisory Agreement. IMCO pays Marsico a fee in the annual amount of 0.20% of the Fund's average net assets that Marsico manages.


*    DOES MARSICO ACT AS ADVISER FOR SIMILAR FUNDS?

     Marsico also provides investment advisory services to other mutual funds with similar investment objectives as the USAA Life Aggressive Growth Fund. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as % of average net assets).

                                                            Proxy Statement - 19
                                                            --------------------

================================================================================
              FUND                       ASSETS            ANNUAL FEE RATE
--------------------------------------------------------------------------------

   ASAF Marsico Capital Growth        $706.8 million   0.40% First $1.5 billion
                                                       0.35% Over $1.5 billion

   AST Marsico Capital Growth         $1.2 billion     0.40% First $1.5 billion
                                                       0.35% Over $1.5 billion

   Diversified Large Cap Equity       $330.3 million*  *
   Growth Portfolio

   Enterprise Capital Appreciation    $196.1 million   0.45%
   Fund

   Enterprise Accumulation Trust VA   $57.1 million    0.45%

   Equitable Aggressive Large Cap     $542.4 million*  *
   Growth Portfolio

   Frank Russell Investment           $72 million      0.325% First $500 million
   Equity I Fund                                       0.275% Next $250 million
                                                       0.225% Over $750 million

   Frank Russell Investment Co.       $101.6 million   0.325% First $500 million
   Diversified Equity                                  0.275% Next $250 million
                                                       0.225% Over $750 million

   Marsico Growth Fund                $690.4 million   0.85%

   Nations Marsico Growth Fund        $528.6 million   0.45%

   Nations Marsico Annuity Growth     $72 million      0.45%

   SunAmerica Series Trust Marsico    $46 million      0.40%
   Growth Portfolio

   Commonfund Institutional Fund      $26 million*     *
   Core Equity Fund

         * These portfolios have more than one manager. Marsico manages only the amount of the fund's assets listed in the table and receives an undisclosed fee for its services.

================================================================================

                                  PROPOSAL 3-C


                  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT
                   BETWEEN IMCO AND MFS INVESTMENT MANAGEMENT

                           USAA LIFE WORLD GROWTH FUND

*    WHAT GENERAL INFORMATION IS AVAILABLE ABOUT MFS INVESTMENT MANAGEMENT?

     MFS Investment Management (MFS), a registered investment adviser, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a majority-owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada, Inc. (Sun Life of Canada). MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. Sun Life of Canada is located at 150 King Street West, Toronto, Ontario M5H 1J9 Canada. As of June 30, 2002, MFS managed approximately $123 billion in net assets.

20 - USAA Life Investment Trust
-------------------------------

*    WHO ARE THE DIRECTORS AND THE PRINCIPAL EXECUTIVE OFFICER OF MFS?

     The names and principal occupations of the current directors and principal executive officer of MFS are set forth as follows:

================================================================================
         NAME, ADDRESS,
         AND POSITION WITH MFS                       PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------

   James C. Baillie, QC*               Counsel, Torys
   Director

   John W. Ballen**                    President, MFS
   Director and President

   Martin E. Beaulieu**                President, MFS Fund Distributors
   Director

   Joseph W. Dello Russo**             Executive Vice President and Chief
   Director, Executive Vice President, Administrative Officer, MFS and Chief Administrative Officer

   Robert J. Manning**                 Chief Fixed Income Officer, MFS
   Director,                           Senior Vice President, and
                                       Chief Fixed Income Officer

   Kevin R. Parke**                    Chief Investment Officer, MFS
   Director,                           Executive Vice President,
                                       and Chief Investment Officer

   C. James Prieur***                  President and Chief Operations Officer,
   Director                            Sun Life Assurance Co. of Canada

   Richard D. Schmalensee****          John C. Head III Dean, Sloan School of
   Director                            Management at MIT

   William W. Scott, Jr.**             Vice Chairman, MFS
   Director and Vice President

   Jeffrey L. Shames**                 Chairman and Chief Executive Officer, MFS
   Director, Chairman, and Chief
   Executive Officer

   Donald A. Stewart, FIA, FCIA***     Chairman and Chief Executive Officer, Sun
   Director                            Life Assurance Co. of Canada

   William W. Stinson***               Chairman, Executive Committee, United
   Director                            Dominion Industries Limited

     * The principal address for this director is Suite 3000, Maritime Life Tower, Box 270, TD Centre, Toronto, Ontario M5K 1N2 Canada.

     ** The principal address for these directors is MFS Investment Management, 500 Boylston Street, Boston, Massachusetts 02116.

     *** The principal address for these directors is Sun Life of Canada, 150 King Street West, Toronto, Ontario M5H 1J9 Canada.

     **** The principal address for this director is Massachusetts Institute of Technology, Sloan School of Management, Room E52-473, 50 Memorial Drive, Cambridge, Massachusetts 02142-1347.

================================================================================

                                                            Proxy Statement - 21
                                                            --------------------

* DOES MFS OR ANY OF ITS AFFILIATES PROVIDE ANY ADDITIONAL SERVICES TO THE USAA LIFE WORLD GROWTH FUND?

     No.


*    WHAT WILL IMCO PAY MFS FOR ITS SUBADVISORY SERVICES?

     Under the proposed Subadvisory Agreement, IMCO will pay MFS 0.335% of the first $350 million of the aggregate average net assets of all funds in the USAA family of funds that MFS manages (I.E., the USAA Life World Growth Fund, USAA Investment Trust's International and World Growth Funds, and the international portion of USAA Investment Trust's Cornerstone Strategy
     Fund), plus 0.225% of the aggregate average net assets for assets over $350 million of all funds in the USAA family of funds that MFS manages (if Proposal 2 is approved). Under the Interim Subadvisory Agreement, IMCO currently pays MFS a fee in the annual amount of 0.20% of the USAA Life World Growth Fund's average net assets that MFS manages.


*    DOES MFS ACT AS ADVISER FOR SIMILAR FUNDS?

     MFS also provides investment advisory services to other mutual funds with similar investment objectives as the USAA Life World Growth Fund. The table below identifies the funds, the size of each fund as of June 30, 2002, and the rate of compensation for advisory services (as a % of average net assets).

================================================================================
      FUND                               ASSETS              ANNUAL FEE RATE
-------------------------------------------------------------------------------

   MFS Global Equity Fund             $637.1 million    1.00%

   MFS Global Equity Series VIT       $6.1 million      1.00%

   American Skandia
   AST/MFS Global Equity Portfolio    $72.7 million     0.425% (subadvisory fee)

   Hartford Global Equity HLS Fund    $13.2 million     0.60% First $200 million
                                                        0.55% Next $300 million
                                                        0.50% Over $500 million
================================================================================

                                   PROPOSAL 4

         APPROVAL OF A PROPOSAL TO PERMIT IMCO AND THE BOARD TO APPOINT
           AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY AGREEMENTS
            AND APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT
                          FURTHER SHAREHOLDER APPROVAL

                                    ALL FUNDS

*    WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The Board has determined that it would be in the best interests of shareholders for IMCO to have the ability in the future to appoint and replace subadvisers for a Fund and to enter into, and approve amendments to, subadvisory agreements, without obtaining further shareholder approval. Thus, at its meeting on June 21, 2002, the Board approved, and recommended that each Fund's shareholders also be asked to approve, a policy to permit IMCO, subject to prior Board approval, to appoint and replace subadvisers, to enter into subadvisory agreements, and to amend subadvisory agreements on behalf of a Fund without further shareholder approval. The Board has not recommended that the USAA Life Income Fund be subadvised. The Board may determine, at a later date, if this Proposal 4 is approved by shareholders, it is in the best interests of shareholders of the USAA Life Income Fund to do so.

     On June 18, 2002, the SEC granted an order permitting IMCO to change subadvisers for each Fund without first calling a special shareholder meeting and obtaining shareholder approval (Order). One of the conditions

22 - USAA Life Investment Trust
-------------------------------
     for approval by the SEC is that the shareholders approve this "manager-of-managers" arrangement. By approving this proposal, you will be authorizing IMCO to change, with prior Board approval, subadvisers in the future without first obtaining shareholder approval.

     Section 15 of the 1940 Act makes it unlawful for any person to act as an investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company. Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its "assignment," which, under the 1940 Act, generally includes the transfer of an advisory agreement or the transfer of control of the investment adviser through the transfer of a controlling block of the adviser's outstanding voting securities.

     In conformity with Section 15 of the 1940 Act, each Fund currently must obtain shareholder approval of a sub-advisory agreement in order to employ a new subadviser, replace an existing subadviser, change the terms of a subadvisory agreement, or continue the employment of an existing subadviser when that subadviser's contract terminates because of an assignment.

     The Board and IMCO currently may terminate a subadvisory agreement without shareholder approval. A Fund's shareholders currently may terminate a subadvisory agreement at any time by a vote of a majority of the Fund's outstanding shares, as defined in the 1940 Act. The proposed form of subadvisory agreement attached as Exhibit B is the type of subadvisory agreement that would no longer require shareholder approval if this proposal is approved, subject to compliance with other conditions that the SEC requires.

     If the proposal is approved, IMCO and a Fund would be permitted to enter into new or amended subadvisory agreements without obtaining shareholder approval. In all cases, however, approval by the Board, including the Independent Board Members, will continue to be required to approve any new or amended subadvisory agreement.

     If the proposal is not approved by shareholders of a Fund, then IMCO and that Fund would only enter into new or amended subadvisory agreements with shareholder approval, adding additional time and expense to making a change deemed beneficial by the Trust's Board. Subadvisory agreements with affiliated subadvisers would remain subject to the shareholder approval requirement even if this proposal is approved.

*    HOW WILL SHAREHOLDERS BE INFORMED OF NEW SUBADVISERS FOR A FUND?

     Within 90 days following the hiring of any new subadviser, a Fund will send to shareholders an information statement containing all of the relevant information that otherwise would be in proxy materials. The information statement will include, for example, disclosure as to the level of fees to be paid by IMCO to the subadviser.

     If this proposal is approved, amendments to the Proposed Agreement between IMCO and a Fund will remain subject, where applicable, to the shareholder and Board approval requirements of Section 15 of the 1940 Act and related proxy statement disclosure requirements. Moreover, although approval of the proposal generally will permit the Board and IMCO to change the fees payable to a subadviser without shareholder approval, which in turn may result in a different net fee retained by IMCO, such changes will not permit the Board and IMCO to increase the rate of the fees payable by the Fund to IMCO under the Proposed Agreement without first obtaining shareholder approval.

*    WHAT ARE THE BENEFITS TO EACH FUND?

     The Board believes that it is in the best interests of each Fund's shareholders to allow IMCO the maximum flexibility to select, supervise, and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval.

     Generally, a change in investment management arrangements involving one or more subadvisers requires that a Fund must call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process results in unnecessary administrative expenses to a Fund and may cause
     harmful  delays  in  executing   changes  that  the  Board  and  IMCO  have
     deter-

                                                            Proxy Statement - 23
                                                            --------------------
     mined are necessary or desirable. These costs are generally borne entirely by a Fund. If IMCO and the Board can rely on the proposed policy, the Board would be able to act more quickly and with less expense to a Fund to appoint an unaffiliated subadviser when the Board and IMCO believe that the appointment would benefit the Fund and its shareholders. If a Fund's shareholders are not satisfied with the subadvisory arrangements that IMCO and the Board implement, they would, of course, be able to transfer their contract or policy assets to another Fund or investment option or surrender their contract or policy (although surrender could involve loss of insurance coverage and adverse tax consequences).

     Also, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever IMCO selects a subadviser or modifies a subadvisory agreement. The Board, including a majority of the Independent Board Members, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality, and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will help ensure that IMCO continues to act in the best interests of each Fund and its shareholders.

*    WHAT ARE THE CONDITIONS OF THE ORDER?

     The Order grants each Fund relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for each Fund to operate in the manner described in this proposal, subject to certain conditions, including approval of this proposal by each Fund's shareholders. A Fund will not rely on the Order unless all such conditions have been met. The conditions for the relief set forth in the Order are as follows:

         * Before a Fund may rely on the Order, the proposed "manager of managers" structure of the Fund will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

         * A Fund will disclose in its prospectus the existence, substance, and effect of the Order. In addition, the Fund will hold itself out to the public as employing a "Manager/Subadviser" approach. The prospectus relating to the Fund will prominently disclose that IMCO has ultimate responsibility to oversee the subadviser and recommend its hiring, termination, and replacement.

         * IMCO will provide management and certain administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) evaluate, select, and recommend subadvisers to manage all or part of the Fund's assets; (iii) when appropriate, allocate and reallocate the Fund's assets among multiple subadvisers; (iv) monitor and evaluate the investment performance of subadvisers; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

         * At all times, a majority of a Fund's Board will be Independent Board Members, and the nomination of new or additional Independent Board Members will be placed within the discretion of the then existing Independent Board Members.

         *    IMCO  will  not  enter  into  a  subadvisory  agreement  with  any subadviser that is an affiliated person of a Fund or IMCO, aS defined in Section 2(a)(3) of the 1940 Act, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

         * When a subadviser change is proposed for a Fund with an affiliated subadviser, the Board, including a majority of the Independent Board Members, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which IMCO or the affiliated subadviser derives an inappropriate advantage.

         * No trustee or officer of a Fund or director or officer of IMCO will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee, director, or officer) any interest in any subadviser for the Fund except for (i) ownership of interests in IMCO or any entity that controls, is controlled by, or is under common control with IMCO, or (ii) ownership of less than 1% of the

24 - USAA Life Investment Trust
-------------------------------
              outstanding securities of any class of equity or debt of a publicly traded company that is either a subadviser or any entity that controls, is controlled by, or is under common control with a subadviser for the Fund.

         * Within 90 days of the hiring of any new subadviser, IMCO will furnish shareholders of a Fund all the information that would have been included in a proxy statement. Such information will include any changes in such disclosure caused by the addition of a new subadviser.


*    HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON PROPOSAL 4?

         The Board recommends that shareholders vote "For" Proposal 4.


* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO PERMIT IMCO TO ENTER INTO NEW OR AMENDED SUBADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL?

     Approval of Proposal 4 will require a "FOR" vote by a "majority of the outstanding voting securities" of a Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote by the lesser of (i) more than 50% of the outstanding shares of each Fund, or (ii) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. Because abstentions are treated as shares present but not voting, any abstentions will have the effect of votes "AGAINST" this proposal.


                                   PROPOSAL 5

              APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE
                     OF THE USAA LIFE GROWTH AND INCOME FUND

                        USAA LIFE GROWTH AND INCOME FUND


*    WHAT CHANGE IS THE BOARD PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

     The Board of Trustees proposes to change the Fund's investment objective to read as follows:

              "The Fund's primary investment objective is capital growth and its secondary investment objective is current income."


*    WHY IS THE BOARD PROPOSING THIS CHANGE?

     The Fund's current investment objective places equal emphasis on growth and income. In recent years, there has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for any fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income. Thus, the Board proposes that the Fund's objective be modified as described above.


*    HOW DOES THE BOARD RECOMMEND SHAREHOLDERS VOTE ON THIS PROPOSAL?

     The Board of Trustees recommends that shareholders vote "For" Proposal 5.


* WHAT PERCENTAGE OF SHAREHOLDERS' VOTES IS REQUIRED TO CHANGE THE FUND'S INVESTMENT OBJECTIVE?

     Approval of Proposal 5 will require a "FOR" vote by a "majority of the outstanding voting securities" of the USAA Life Growth and Income Fund, as provided in the 1940 Act. For this purpose, this means a "FOR" vote of the lesser of (i) more than 50% of the outstanding shares of the USAA Life Growth and Income Fund, or (ii) 67% or more of the shares of the USAA Life Growth and Income Fund present at the meeting, if more than 50% of the outstanding shares of the USAA Life Growth and Income Fund are present at the meeting in person or by proxy. Because abstentions are treated as shares present but not voting, any abstentions will have the effect of votes "AGAINST" this proposal.

                                                            Proxy Statement - 25
                                                            --------------------

                        FURTHER INFORMATION ABOUT VOTING
                           AND THE SHAREHOLDER MEETING

                        QUORUM AND METHODS OF TABULATION

With respect to each proposal on which shareholders of the Trust are entitled to vote, 30% of the shares of the Funds entitled to vote, represented in person or by proxy, is required to constitute a quorum at the shareholder meeting. Ab-stentions do not constitute a vote "for" or "against" a matter but will be included in determining the number of shares present for purposes of a quorum. Each proposal requires a vote based on the total votes cast. As a result, abstentions will assist the Funds in obtaining a quorum, and will have the effect of an "against" vote on the outcome of proposals 2, 3, 4, and 5.

In the event a quorum is not present at the shareholder meeting or in the event a quorum is present at the shareholder meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation is reasonable and in the interests of shareholders after con-sideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation. One or more of the proposals in this proxy statement may be voted on prior to any adjournment if sufficient votes have been received for a proposal and such vote is otherwise appropriate. With respect to each matter, any such adjournment will require the affirmative vote by a majority of those shares of the Funds present at the shareholder meeting in person or by proxy and entitled to vote thereon. Because all Funds' shares are legally owned by USAA Life, a quorum is expected to be present at the meeting.

Any authorized voting instructions will also be valid for any adjournment or postponement of the meeting and will be revocable only at the direction of the shareholder executing them. If an insufficient number of affirmative votes are obtained to approve any item, the meeting may be adjourned to permit the solicitation of additional votes. Shares will be voted for any such adjournment in the discretion of those persons named in the voting instructions. Whether a proposal is approved depends upon whether a sufficient number of votes are cast for the proposal.

Any person giving voting instructions may revoke them at any time prior to their exercise by submitting a superseding voting instruction form or a notice of revocation to the Trust. In addition, although mere attendance at the meeting will not revoke voting instructions, a shareholder present at the meeting may withdraw his/her voting instruction form and give voting instructions in person. USAA Life will vote Trust shares in accordance with all properly executed and unrevoked voting instructions received in time for the meeting or properly given at the meeting.

                            SHARES OWNED BY USAA LIFE

As of June 30, 2002, USAA Life legally owned all shares of the Funds. Of these, 713,192 shares (32%) of the USAA Life World Growth Fund owned by USAA Life are not owned through the Separate Accounts and are not attributable to variable contracts.

USAA Life will vote the shares of the Funds that it owns, including those shares not attributable to variable contracts, in the same proportion as shares for which it receives voting instructions from shareholders, unless USAA Life determines, based on SEC rules or other authority, that it may vote such shares in its own discretion. USAA Life is an affiliate of IMCO and the Trust, and is located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the shareholder meeting. However, if any other matters properly come before the shareholder meeting, it is the Board's intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies on the enclosed voting instruction card.

26 - USAA Life Investment Trust
-------------------------------

                             SOLICITATION OF PROXIES

Fund officers as well as USAA Life employees may solicit proxies by mail or by telephone. In addition, an outside proxy solicitation service, Georgeson Shareholder Communications, Inc., anticipates soliciting proxies by telephone at an estimated cost of $20,000. The exact cost will depend upon the services rendered.

Votes also may be recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number USAA Life has in its records for their accounts and would be asked for the last four digits of their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they also will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The cost of preparing, printing, and mailing the enclosed voting instruction card(s) and proxy statement, and any other costs incurred in connection with this solicitation, including any additional solicitation made by mail, Internet, or telephone, will be borne by USAA Life.

                              REVOCATION OF PROXIES

Proxies, including proxies given on the Internet or by telephone, may be revoked at any time before they are voted by a written revocation received by the Funds, by properly executing a later-dated voting instruction card, or by attending the shareholder meeting and providing voting instructions in person. The last instruction we receive from you, either paper or electronic, will be the one tabulated.

                 DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR
                         SUBSEQUENT SHAREHOLDER MEETINGS

Under the provisions of the Trust's charter documents and applicable law, no annual meeting of shareholders is required. No Fund currently intends to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by a Fund within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of a Fund may request a shareholder meeting at any time for the purpose of voting to remove one or more of the trustees. A Fund will assist in communicating to other shareholders about such meeting.

                              FINANCIAL INFORMATION

THE TRUST, WITHOUT CHARGE, WILL FURNISH TO YOU UPON REQUEST A COPY OF THE FUNDS' ANNUAL REPORT FOR THE FUNDS' MOST RECENT FISCAL YEAR, AND A COPY OF THE FUNDS' SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUEST MAY BE DIRECTED TO USAA LIFE INSURANCE COMPANY, 9800 FREDERICKSBURG ROAD, SAN ANTONIO, TEXAS 78288 OR 1-800-292-8180.

    ====================================================================
                    NUMBER OF EACH FUND'S SHARES OUTSTANDING
                                AT AUGUST 7, 2002

       FUND NAME                                          SHARES
    -------------------------------------------------------------------

      USAA Life Aggressive Growth Fund                   1,486,975
      USAA Life Diversified Assets Fund                  3,898,501
      USAA Life Growth and Income Fund                   3,995,615
      USAA Life Income Fund                              2,282,793
      USAA Life World Growth Fund                        2,183,606
    ===================================================================

                                                            Proxy Statement - 27
                                                            --------------------

                     INFORMATION ABOUT CERTAIN BOARD MEMBERS
                            AND OFFICERS OF THE TRUST

COMMITTEES OF THE BOARD OF TRUSTEES. The Board of Trustees has three committees: an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. Between the meetings of the Board of Trustees and while the Board is not in session, the officers of the Trust may exercise all of the powers of the Board of Trustees in the management of the business of the Funds.

The Audit Committee consists of three trustees: Ms. Reedy, Mr. Stone, and Dr. West, none of whom is an "interested person" of the Funds. The Audit Committee selects an external auditor, reviews and approves an annual audit plan, reviews summaries of financial results, reviews the reports of the auditors, and undertakes such studies and analyses of various matters as shall from time to time be deemed necessary by the Board of Trustees, and makes appropriate recommendations to the Board of Trustees on such matters.

The Pricing and Investment Committee consists of four trustees: Mr. Middleton, Ms. Reedy, Mr. Stone, and Dr. West. Only one of those four, Mr. Middleton, is not an Independent Board Member. The Pricing and Investment Committee assists the Board of Trustees in fulfilling its responsibilities with respect to the valuation of portfolio securities and other assets, and such other related or similar matters as may arise relevant to the Funds.

The Corporate Governance Committee consists of all the trustees who are Independent Board Members, which presently consists of Ms. Reedy, Mr. Stone, and Dr. West. Its purpose is to maintain oversight of the organization and performance of the Board of Trustees, evaluate the effectiveness of the Board of Trustees and help ensure that the Board of Trustees conducts itself ethically and in accordance with the law, maintain a policy on Board of Trustee tenure and term limitations for Independent Board Members, recommend candidates to fill vacancies for Independent Board Member positions on the Board of Trustees, and, generally, help ensure the independence of the Independent Board Members.

IMCO is the principal underwriter of the Trust, and USAA Life is the administrator. Both are located at 9800 Fredericksburg Road, San Antonio, Texas 78288.

INFORMATION ABOUT INDEPENDENT PUBLIC ACCOUNTANTS. The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the Independent Board Members.

The Trust's Board of Trustees, including a majority of the Independent Board Members, selected KPMG LLP to be each Fund's independent public accountants for its fiscal year ended December 31, 2001. KPMG LLP has no direct or material indirect financial interest in the Funds or in IMCO other than receipt of fees for services to the Funds.

AUDIT FEES. Audit and other fees paid to KPMG LLP with respect to the Trust during the most recently completed fiscal year ended December 31, 2001, are set forth below. The other fees are primarily related to tax services provided to the Funds.

            ===========================================================
              AUDIT FEES                              $      105,000
              FINANCIAL INFORMATION SYSTEMS
                 DESIGN AND IMPLEMENTATION FEES                  None
              OTHER FEES                                       44,442
            ===========================================================

The Audit Committee of the Trust has considered whether the provisions of the services covered above under "Other Fees" were compatible with maintaining the independence of KPMG LLP.

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS. Effective for the fiscal year ending December 31, 2002, based on the recommendation of the Trust's Audit Committee, the Trust's Board of Trustees determined not to retain KPMG LLP as the Funds' independent auditor and voted to appoint Ernst & Young LLP. KPMG has served as the Funds' independent auditor since the Funds' inception. From the Funds' inception through the fiscal year ended December 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified

28 - USAA Life Investment Trust
-------------------------------
as to uncertainty, audit scope, or accounting principle. During the periods that KPMG served as the Funds' independent auditor, there were no disagreements between the Funds and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

OFFICERS AND OTHER INFORMATION. In addition to officers that are trustees, the Funds' officers are as follows:

Christopher W. Claus
Senior Vice President
Age: 41
Elected to Office: 2001

Chief Executive Officer, President, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present); Senior Vice President, Investment Sales and Service (7/00-2/01); Vice President, Investment Sales and Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, which offer 39 individual funds. He is also the President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services.

Edward R. Dinstel
Vice President
Age: 48
Elected to Office: 2001

Senior Vice President, Member Acquisition and Relationship Management & Partnerships, USAA Life (9/01-present); Senior Vice President, Life & Health Underwriting and Issue, USAA Life (11/99-8/01); Vice President, Life & Health Underwriting, USAA Life (6/91-10/99).

Russell A. Evenson
Vice President
Age: 54
Elected to Office: 2001

Senior Vice President, Actuarial & Marketing, USAA Life (9/01-present); Senior Vice President, Chief Life Actuary, USAA Life (4/01-8/01); Senior Vice President, Benefit & Product Solutions, Aid Association for Lutherans (5/99-3/01); Senior Vice President & Corporate Actuary, North American Company for Life & Health (11/98-4/99); Senior Vice President and Chief Actuary/Director, Midland National Life Ins. Co. (3/89-4/99).

Clifford A. Gladson
Vice President
Age: 52
Elected to Office: 2002

Vice President, Fixed Income Investments, IMCO (5/02-present); Vice President, Mutual Fund Portfolios, IMCO, (12/99-5/02); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the officer position of Vice President of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, which offer 39 individual funds.

Stuart H. Wester
Vice President
Age: 55
Elected to Office: 2002

Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the officer position of Vice President of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, which offer 39 individual funds.

                                                            Proxy Statement - 29
                                                            --------------------

Larkin W. Fields
Treasurer
Age: 47
Elected to Office: 1999
Senior Vice President, Finance, USAA Life (5/99-present); Vice President, Marketing, USAA Life (11/94-5/99).

Cynthia A. Toles
Secretary
Age: 51
Elected to Office: 2000

Vice President, Life & Health Insurance Counsel, USAA (2/00-present); Vice President and Secretary, USAA Life (2/00-present); Senior Vice President, General Counsel & Secretary, Variable Annuity Life Insurance Company (VALIC) (4/81-2/00); Senior Vice President, General Counsel & Secretary, American General Annuity Insurance Company (2/99-2/00).

Mark S. Howard
Assistant Secretary
Age: 38
Elected to Office: 1999

Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director,
Securities Counsel, USAA (9/96-2/98). Mr. Howard also serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Services, USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., and USAA State Tax-Free Trust, which offer 39 individual funds.

Caryl J. Swann
Assistant Treasurer
Age: 54
Elected to Office: 1998

Financial Business Advisor, IMCO (4/00-present); Executive Director, Mutual Fund Analysis & Support, IMCO (10/98-4/00); Director, Mutual Fund Portfolio Analysis & Support, IMCO (2/98-10/98); Manager, Mutual Fund Accounting, IMCO (7/92-2/98).

Because of their affiliation with the Funds' investment adviser, IMCO, the Funds' officers receive no compensation from the Funds for their services. There are no family relationships among the trustees, officers, and managerial level employees of the Funds or IMCO. The principal address for each officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

30 - USAA Life Investment Trust
--------------------------------

                                    EXHIBIT A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the ____ day of _______________, 2002 between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (IMCO), and USAA LIFE INVESTMENT TRUST a business trust organized under the laws of the state of Delaware and having a place of business in San Antonio, Texas (the Company).

         WHEREAS, the Company is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, IMCO is engaged in the business of rendering investment management and advisory services and is registered under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Company is authorized to issue shares of beneficial interest (the Shares) in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Company presently offers Shares in each of the series identified in Schedule A hereto (the Existing Funds) (such series, together with all other series subsequently established by the Company with respect to which the Company desires to retain IMCO to render management and investment advisory services hereunder and with respect to which IMCO is willing so to do, being herein collectively referred to as the Funds);

         WHEREAS, the Company intends to offer shares of the Funds to separate accounts of USAA Life Insurance Company to fund benefits under variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company (USAA Life), the owners of which contracts and policies have been deemed to be beneficial shareholders of the Company; and

         WHEREAS, the Company, IMCO and IMCO's affiliate, USAA Life, have entered into an Underwriting and Administrative Services Agreement regarding the allocation of certain duties and expenses, including investment advisory expenses, among the parties;

         NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

1.       APPOINTMENT OF IMCO.

         (a) EXISTING FUNDS. The Company hereby appoints IMCO to act as manager and investment adviser for each of the Existing Funds for the period and on the terms herein set forth. IMCO accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         (b) ADDITIONAL FUNDS. In the event that the Company establishes one or more series of Shares other than the Existing Funds with respect to which it desires to retain IMCO to render management and investment advisory services hereunder, it shall so notify IMCO in writing. If IMCO is willing to render such services it shall notify the Company in writing, whereupon the Company shall appoint IMCO to act as manager and investment adviser for each of such series of Shares for the period and on the terms herein set forth, IMCO shall accept such appointment and agree to render the services herein set forth for the compensation herein provided, and each of such series of Shares shall become a Fund hereunder.

2.       DUTIES OF IMCO.

         Subject to the delegation of any such duties to one or more investment subadvisers (Subadvisers) as provided in Paragraph 3 hereof, IMCO, at its own expense, shall furnish the following services and facilities to the Company:

         (a) INVESTMENT PROGRAM. IMCO will (i) furnish continuously an investment program for each Fund, (ii) determine (subject to the overall supervision and review of the Board of Trustees of the Company (the Board)) what investments shall be purchased, held, sold or exchanged for each Fund and what portion, if any, of the assets of each Fund shall be held uninvested, and (iii) make changes on behalf of the Company in the investments of each Fund.

                                                                  Exhibit A - 31
                                                                  --------------

         (b) MONITORING. Should the Board determine it is in the best interests of a Fund's shareholders to invest all of its investable assets in another mutual fund with substantially the same investment objective (the Portfolio), IMCO will monitor the services provided to the Portfolio, subject always to the control of the Board. Such monitoring may include among other things, review of Portfolio reports showing the composition of securities in the Portfolio on a periodic basis and periodic review of investment practices of the Portfolio. IMCO will report to the Board, at least annually, on the results of such monitoring such that the Board may determine whether continued investment exclusively in the Portfolio is in the best interests of the Fund's shareholders.

3.        SUBADVISERS.

         (a) Subject to the general supervision and control of the Board and under the terms and conditions set forth in this Agreement, IMCO, at its own expense, may select and contract with one or more Subadvisers to manage the investment operations and composition of each Fund and render investment advice for each Fund, including the purchase, retention and disposition of the investments, securities and cash contained in each Fund, in accordance with such Fund's investment objectives, policies and restrictions as stated in the Company's Master Trust Agreement, as amended, Bylaws and such Fund's Prospectus and Statement of Additional Information (SAI), as is from time to time in effect; provided that, (i) IMCO will continue to have overall supervisory responsibility for the general management and investment of each Fund's assets, and (ii) any contract with a Subadviser (a Subadvisory Agreement) shall be in compliance with and approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the Securities and Exchange Commission (SEC) or its staff.

         (b) Subject to the general supervision and control of the Board, IMCO will have full discretion to (i) select new or additional Subadvisers for each Fund, (ii) enter into and materially modify existing Subadvisory Agreements, and
(iii) terminate and replace any Subadviser. In connection with IMCO's responsibilities herein, IMCO will assess each Fund's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund's assets among one or more current or additional Subadvisers from time to time, as IMCO deems appropriate, to enable each Fund to achieve its investment goals. In addition, IMCO will monitor compliance of each Subadviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Subadviser, and review and report to the Board on the performance of each Subadviser. IMCO will furnish, or cause the appropriate Subadviser(s) to furnish, to the Company such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Company may reasonably request. On IMCO's own initiative, IMCO will apprise, or cause the appropriate Subadviser(s) to apprise, the Company of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Company, from time to time, with such information as may be appropriate for this purpose. Further, IMCO agrees to furnish, or cause the appropriate Subadviser(s) to furnish, to the Board such periodic and special reports as the Board may reasonably request. In addition, IMCO agrees to cause the appropriate Subadviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

4.       ALLOCATION OF EXPENSES.

         Except for the services and facilities to be provided by IMCO set forth in Paragraphs 2 and 3 above, the Company assumes and shall pay all expenses for all other Company operations and activities and shall reimburse IMCO for any such expenses incurred by IMCO. The expenses to be borne by the Company shall include, without limitation:

         (a) the charges and expenses of any registrar, share transfer or dividend disbursing agent, custodian, or depository appointed by the Company for the safekeeping of its cash, portfolio securities and other property;

         (b) the charges and expenses of auditors;

         (c) brokerage commissions for transactions in the portfolio securities of the Company;

         (d) all taxes, including issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies;

         (e) the cost of share certificates representing Shares of the Company;

32 - USAA Life Investment Trust
-------------------------------

         (f) fees involved in registering and maintaining  registrations  of the
Company  and  of  its  Shares  with  the  SEC  and  various   states  and  other
jurisdictions;

         (g) all expenses of shareholders' and Board meetings and of preparing, printing and mailing proxy statements, quarterly reports, semiannual reports, annual reports and other communications (including Prospectuses) to existing shareholders;

         (h) compensation and travel expenses of Board members who are not "interested persons" within the meaning of the 1940 Act;

         (i) the expense of furnishing or causing to be furnished to each shareholder a statement of his account, including the expense of mailing;

         (j) charges and expenses of legal counsel in connection with matters relating to the Company, including, without limitation, legal services rendered in connection with the Company's legal and financial structure and relations with its shareholders, issuance of Company Shares, and registration and qualification of securities under federal, state and other laws; (

         k) membership or association dues for the Investment Company Institute or similar organizations;

         (l) interest payable on Company borrowings; and

         (m) postage.

5.       ADVISORY  FEE.

         (a) For the services and facilities to be provided by IMCO as provided in Paragraphs 2(a) and 3 hereof, the Company shall pay to IMCO a monthly fee with respect to each Fund computed as set forth in Schedule B hereto. For the services and facilities to be provided by IMCO as provided in Paragraph 2(b) hereof, the Company shall pay no fee.

         (b)  IMCO  may  from  time to time  and for  such  periods  as it deems
appropriate   voluntarily  waive  fees  or  otherwise  reduce  its  compensation hereunder.

         (c) In the event this Agreement is terminated with respect to any one or more Funds as of a date other than the last day of any month, the Company shall pay IMCO a pro rata portion of the amount that the Company would have been required to pay, if any, had this Agreement remained in effect for the full month.

6.       COMPANY TRANSACTIONS.

         In connection with the management of the investment and reinvestment of the assets of the Company, IMCO, acting by its own officers, directors or employees or by a duly authorized Subadviser, is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Company and is directed to use its best efforts to seek on behalf of a Fund the best overall terms available. In assessing the best overall terms available for any transaction, IMCO shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

         IMCO, or a duly authorized Subadviser, may, to the extent permitted under Section 28(e) of the Securities Exchange Act of 1934, as amended (1934
Act), cause a Fund to pay a broker or dealer that provides brokerage or research services to IMCO, a Subadviser, the Company or a Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if IMCO or a Subadviser determines, in good faith, that such amount of commission is reasonable in relation to the value of such brokerage or research services provided in terms of that particular transaction or IMCO's overall responsibilities to the Fund, the Company or its other investment advisory clients. To the extent permitted by Section 28(e), neither IMCO nor any Subadviser shall be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. The Company reserves the right to direct IMCO to cause Subadvisers to effect transactions in Fund

                                                                  Exhibit A - 33
                                                                  --------------
securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment pursuant to this Agreement. In addition, the Company hereby agrees that any entity or person associated with IMCO or any Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the 1934 Act.

7.       RELATIONS WITH COMPANY.

         Subject to and in accordance with the Master Trust Agreement, as amended, and Bylaws of the Company and of IMCO, respectively, it is understood that Board members, officers, agents and shareholders of the Company are or may be interested in IMCO (or any successor thereof) as directors, officers, or otherwise, that directors, officers, agents and shareholders of IMCO are or may be interested in the Company as Board members, officers, shareholders or otherwise, that IMCO (or any such successor) is or may be interested in the Company as a shareholder or otherwise and that the effect of any such interests shall be governed by such Master Trust Agreement, as amended, and Bylaws.

8.       LIABILITY OF IMCO.

         Neither IMCO nor its officers, directors, employees, agents or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss suffered by the Company or its shareholders in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect IMCO against any liability to the Company or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement. Nor shall any provision hereof be deemed to protect any Board member or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations and duties. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

9.       DURATION AND TERMINATION OF THIS AGREEMENT.

         (a) DURATION. This Agreement shall be executed and become effective with respect to any Existing Fund on the first date upon which the Agreement shall have been approved by a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of such Existing Fund, and with respect to any additional Fund on the date set forth in the notice from IMCO in accordance with Paragraph 1(b) hereof that IMCO is willing to serve as the manager and investment adviser with respect to such Fund. Unless terminated as herein provided, this Agreement shall remain in full force and effect with respect to each Existing Fund through July 31, 2004, and, with respect to each additional Fund, through the first July 31 occurring more than twelve months after the date on which such Fund becomes a Fund hereunder, and shall continue in full force and effect for periods of one year thereafter with respect to each Fund so long as such continuance with respect to any such Fund is approved at least annually
(a) by either the Board or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Board members who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of any Fund shall be effective to continue this Agreement with respect to any such Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund affected thereby, and (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Company, unless such approval shall be required by any other applicable law or otherwise.

         (b) TERMINATION. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding shares (as defined in the 1940 Act) of a Fund, or by IMCO on sixty days' written notice to the other party.

         (c) AUTOMATIC TERMINATION. This Agreement shall automatically terminate in the event of its assignment.

34 - USAA LIfe Investment Trust
-------------------------------

10.      NAME OF COMPANY.

         It is understood that the name "USAA," and any logo associated with that name is the valuable property of the United Services Automobile Association, and that the Company has the right to include "USAA" as a part of its name only so long as this Agreement shall continue and IMCO is a wholly owned subsidiary of the United Services Automobile Association. Upon termination of this Agreement, the Company shall forthwith cease to use the "USAA" name and logo and shall take appropriate action to change the Company's name.

11.      PRIOR AGREEMENT SUPERSEDED.

         This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.      SERVICES NOT EXCLUSIVE.

         The services of IMCO to the Company hereunder are not to be deemed exclusive, and IMCO shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

13.      MISCELLANEOUS.

         (a) AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff.

         (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the state of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the state of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.


USAA LIFE INVESTMENT TRUST                  USAA INVESTMENT MANAGEMENT
                                            COMPANY


By:                                         By:
   ---------------------                       ------------------------
Name:                                       Name:
Title:                                      Title:

                                                                  Exhibit A - 35
                                                                  --------------

                        SCHEDULE A TO ADVISORY AGREEMENT

                                LISTING OF FUNDS


NAME OF FUND

USAA Life Income Fund
USAA Life Growth and Income Fund
USAA Life World Growth Fund
USAA Life Diversified Assets Fund
USAA Life Aggressive Growth Fund

36 - USAA Life Investment Trust
-------------------------------

                SCHEDULE B TO ADVISORY AGREEMENT - ADVISORY FEES

This Schedule B shall apply to each of the Funds identified on Schedule B-1 hereto (each, a Fund).

         (a) The Company shall pay to IMCO a fee for each Fund calculated daily and payable monthly in arrears, computed as a percentage of the average net assets of the Fund for such month at the rate set forth in Schedule B-1 hereto.

         (b) The "average net assets" of the Fund for any month shall be equal to the quotient produced by dividing (i) the sum of the net assets of such Fund, determined in accordance with procedures established from time to time by or under the direction of the Board, for each calendar day of such month, by (ii) the number of such days.

                                                                  Exhibit A - 37
                                                                  --------------

              SCHEDULE B-1 TO ADVISORY AGREEMENT - LISTING OF FUNDS
                             AND ADVISORY FEE RATES



NAME OF FUND                                                FEE RATE

USAA Life Income Fund                                         .20%

USAA Life Growth and Income Fund                              .20%

USAA Life World Growth Fund                                   .35%

USAA Life Diversified Assets Fund                             .20%

USAA Life Aggressive Growth Fund                              .50%


38 - USAA Life Investment Trust
-------------------------------

                                    EXHIBIT B

                    FORM OF INVESTMENT SUBADVISORY AGREEMENT

         AGREEMENT  made as of the __th day of  _________,  2002 (the  Effective
Date), between USAA INVESTMENT MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principal place of business in San Antonio, Texas (IMCO) and (SUBADVISER), a ________________ organized under the laws of the State of _____________and having its principal place of business in _____________ (Subadviser).

         WHEREAS, IMCO serves as the investment adviser to USAA Life Investment Trust, a business trust organized under the laws of the state of Delaware (the Trust) and registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

         WHEREAS, under its Investment Advisory Agreement with the Trust (Investment Advisory Agreement), IMCO is authorized to appoint subadvisers for series of the Trust (each a Fund, or collectively Funds); and

         WHEREAS, IMCO wishes to retain Subadviser to render investment advisory services to such series (or portions thereof) of the Trust as now or hereafter may be identified in Schedule A to this Agreement, as such Schedule A may be amended from time to time (each such series or portion thereof referred to herein as a Fund Account and collectively as Fund Accounts); and

         WHEREAS, Subadviser is willing to provide such services to the Fund Accounts and IMCO upon the terms and conditions and for the compensation set forth below;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. APPOINTMENT OF SUBADVISER. IMCO hereby appoints Subadviser to act as an investment adviser for each Fund Account in accordance with the terms and conditions of this Agreement. Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or IMCO in any way or otherwise be deemed an agent of the Trust or IMCO except as expressly authorized in this Agreement or another writing by the Trust, IMCO and Subadviser. Subadviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2.       DUTIES OF SUBADVISER.

         (a) AUTHORITY TO INVEST. Subject to the control and supervision of IMCO and the Trust's Board of Trustees (the Board), Subadviser, at its own expense, shall have full discretion to manage, supervise and direct the investment and reinvestment of Fund Accounts allocated to it by IMCO from time to time. It is understood that a Fund Account may consist of all, a portion of, or none of the assets of the Fund, and that IMCO has the right to allocate and reallocate such assets to a Fund Account at any time. Subadviser shall perform its duties described herein in a manner consistent with the investment objectives, policies, and restrictions set forth in the then-current prospectus and statement of additional information (SAI) for each Fund. Should Subadviser anticipate materially modifying its investment process, it must provide written notice in advance to IMCO, and any affected Prospectus and SAI should be amended accordingly.

         With respect to the management of each Fund Account pursuant to this Agreement, Subadviser shall determine what investments shall be purchased, held, sold or exchanged by each Fund Account and what portion, if any, of the assets of each Fund Account shall be held in cash or cash equivalents, and purchase or sell portfolio securities for each Fund Account; except that, to the extent Subadviser wishes to hold cash or cash equivalents in excess of 10% of a Fund Account's assets, Subadviser must request in writing and receive advance permission from IMCO.

         In accordance with Subsection (b) of this Section 2, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for each Fund Account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

                                                                  Exhibit B - 39
                                                                  --------------

         In the performance of its duties, Subadviser will act in the best interests of each Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act and the Investment Advisers Act of 1940, as amended (Advisers Act), and the rules under each, (ii) the terms of this Agreement, (iii) the stated investment objective, policies and restrictions of each Fund, as stated in the then-current Registration Statement of each Fund,
(iv) the Trust's compliance procedures and other policies, procedures or guidelines as the Board or IMCO reasonably may establish from time to time, (v) the provisions of the Internal Revenue Code of 1986, as amended (Code), applicable to "regulated investment companies" (as defined in Section 851 of the Code), including Section 817(h) as from time to time in effect, and (vi) the written instructions of IMCO. Subadviser shall establish compliance procedures reasonably calculated to ensure compliance with the foregoing. IMCO shall be responsible for providing Subadviser with the Trust's Master Trust Agreement, as amended and supplemented, the Trust's By-Laws and amendments thereto and current copies of the materials specified in Subsections (a)(iii) and (iv) of this
Section 2. IMCO shall provide Subadviser with prior written notice of any material change to the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act that would affect Subadviser's management of a Fund Account.

         No statement in this Agreement or any other document constitutes a representation by Subadviser regarding the rate of growth or return of a Fund Account. Neither Subadviser nor any of its officers, directors, or employees make any representations or warranties, express or implied, that any level of performance or investment results will be achieved by any Fund Account, or that any Fund Account will perform comparably with any standard or index, including the performance achieved for other clients of Subadviser.

         (b) PORTFOLIO TRANSACTIONS. In connection with the management of the investment and reinvestment of the Fund Accounts' assets, Subadviser will select the brokers or dealers that will execute purchase and sale transactions for the Fund Accounts, subject to the conditions herein. In the selection of broker-dealers and the placement of orders for the purchase and sale of portfolio investments for the Fund Accounts, Subadviser shall use its best efforts to obtain for the Fund Accounts the best overall terms available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage or research services as described below. In using its best efforts to obtain the best terms available, Subadviser, bearing in mind each Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission and dealer's spread or mark-up, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, the general execution and operational facilities of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         Subject to such policies as the Board may determine and to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934 (Exchange
Act), Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund Account to pay a broker-dealer that provides brokerage or research services to Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer offering equally good execution capability in the portfolio investment would have charged for effecting that transaction if Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular transaction or Subadviser's overall responsibilities with respect to the Fund and to other clients of Subadviser as to which Subadviser exercises investment discretion. The Board or IMCO may direct Subadviser to effect up to 25% of all transactions in portfolio securities for a Fund Account through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. Subadviser will treat such a direction as a decision by the Board or IMCO to retain, to the extent of the direction, the discretion that Subadviser otherwise would exercise to select broker-dealers and negotiate commissions for the Fund Account.

         On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.

         Subadviser may buy securities for a Fund Account at the same time it is selling such securities for another client account and may sell securities for a Fund Account at the time it is buying such securities for another client account. In

40 - USAA Life Investment Trust
-------------------------------
such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between a Fund Account and such other account if it deems this to be advantageous.

         Subadviser will advise the Funds' custodian or such depository or agents as may be designated by the custodian and IMCO promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date, the identity of the effecting broker or dealer and any other pertinent data that the Funds' custodian may need to settle a security's purchase or sale. Subadviser shall not have possession or custody of any Fund's investments. The Trust shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon Subadviser giving proper instructions to the custodian, Subadviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

         Notwithstanding the foregoing, Subadviser agrees that IMCO shall have the right by written notice to identify securities that may not be purchased on behalf of any Fund and/or brokers and dealers through which portfolio transaction on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with IMCO. Upon receipt of a list of such securities or broker-dealers, Subadviser shall refrain from purchasing such securities for a Fund Account or directing any portfolio transaction to any such broker or dealer on behalf of a Fund Account, unless and until the written approval of IMCO to do so is obtained. In addition, Subadviser agrees that it shall not direct portfolio transactions for the Fund Accounts through any broker or dealer that is an "affiliated person" (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) of Subadviser, except as permitted under the 1940 Act. IMCO agrees that it will provide Subadviser with a list of brokers and dealers that are affiliated persons of the Funds, or affiliated persons of such persons, and shall timely update that list as the need arises. The Funds agree that any entity or person associated with IMCO or Subadviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Funds that is permitted by Section 11(a) of the Exchange Act, and the Funds consent to the retention of compensation for such transactions.

         IMCO and the Trust hereby approve Subadviser's placement of orders for the purchase or sale of securities for a Fund Account with affiliated broker-dealers, to the extent permitted by the 1940 Act and other law. An affiliated broker-dealer will not deal as principal for its own account in such transactions, but will act as agent for other persons including the Fund Account. IMCO and the Trust are aware that the affiliation between Subadviser and an affiliated broker-dealer could give Subadviser or its parent, an indirect interest in brokerage commissions received by the affiliated broker-dealer, which could create a potential conflict of interest when Subadviser considers whether to use an affiliated broker-dealer. Subadviser generally will use an affiliated broker-dealer for a Fund Account only when it believes that this is in the Fund Account's best interests because the affiliated broker-dealer is expected to provide best execution.

         IMCO and the Trust hereby authorize Subadviser and any affiliated broker-dealer to effect agency cross transactions, in which the affiliated broker-dealer acts as broker for parties on both sides of the transaction, for any Fund Account, to the extent permitted by the 1940 Act and other law. IMCO and the Trust acknowledge that Subadviser's affiliated broker-dealer will generally receive compensation from the other party to such transactions (the amount of which may vary), and that agency cross trades could create potentially conflicting divisions of loyalties and responsibilities, because the affiliated broker-dealer acts for and receives commissions from both parties, while Subadviser advise the Fund Account to enter into the trade. IMCO and the Trust may at any time revoke their consent to the execution of future agency cross trades for a Fund account by giving written notice to Subadviser or the affiliated broker-dealer.

         (c) EXPENSES. Subadviser, at its expense, will furnish all necessary facilities and personnel, including salaries, expenses and fees of any personnel required for them to faithfully perform their duties under this Agreement and administrative facilities, including bookkeeping, and all equipment and services necessary for the efficient conduct of Subadviser's duties under this Agreement. However, Subadviser shall not be obligated to pay any expenses of IMCO, the Trust or the Funds, including without limitation, interest and taxes, brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments for the Funds and custodian fees and expenses.

         (d) VALUATION. Securities traded on a national securities exchange or the NASDAQ market for which market quotes will be readily available are valued on each day the New York Stock Exchange is open for business. For those securities for which market quotes are not readily available, Subadviser, at its expense and in accordance with procedures

                                                                  Exhibit B - 41
                                                                  --------------
and methods established by the Board, which may be amended from time to time, will provide assistance to IMCO in determining the fair value of such securities. Subadviser also shall make reasonable efforts to monitor for "significant events" that occur after the closing of a market but before the Funds calculate their net asset values and that may affect the valuation of any Fund Account's portfolio securities and shall notify IMCO immediately of the occurrence of any such events.

         (e) REPORTS AND AVAILABILITY OF PERSONNEL. Subadviser, at its expense, shall render to the Board and IMCO such periodic and special reports as the Board and IMCO may reasonably request with respect to matters relating to the duties of Subadviser set forth herein. Subadviser, at its expense, will make available to the Board and IMCO at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of the Funds and to consult with the Board and IMCO regarding the investment affairs of the Funds, including economic, statistical and investment matters relevant to Subadviser's duties hereunder.

         (f) COMPLIANCE MATTERS. Subadviser, at its expense, will provide IMCO with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time. Subadviser also shall cooperate with and provide reasonable assistance to IMCO, the Trust's administrator, the Trust's custodian and foreign custodians, the Trust's transfer agent and pricing agents and all other agents and representatives of the Trust and IMCO, keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and IMCO, provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

         (g) BOOKS AND RECORDS. Subadviser will maintain for the Funds all books and records required to be maintained by the Funds pursuant to the 1940 Act and the rules and regulations promulgated thereunder insofar as such records relate to the investment affairs of the Fund Accounts. Pursuant to Rule 31a-3 under the 1940 Act, Subadviser agrees that: (i) all records it maintains for a Fund Account are the property of the Fund; (ii) it will surrender promptly to a Fund or IMCO any such records (or copies of such records) upon the Fund's or IMCO's request; and (iii) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for any Fund Account. Notwithstanding subsection (ii) above, Subadviser may maintain copies of such records to comply with its recordkeeping obligations.

         (h) PROXIES. Subadviser will, unless and until otherwise directed by IMCO or the Board, vote proxies with respect to a Fund Account's securities and exercise rights in corporate actions or otherwise in accordance with Subadviser's proxy voting guidelines, as amended from time to time, which shall be provided to IMCO.

3. ADVISORY FEE. IMCO shall pay to Subadviser as compensation for Subadviser's services rendered pursuant to this Agreement a fee based on the average daily net assets of each Fund Account at the annual rates set forth in Schedule B, which schedule can be modified from time to time, subject to any appropriate approvals required by the 1940 Act. Such fees shall be calculated daily and payable monthly in arrears within 15 business days after the end of such month. IMCO (and not the Funds) shall pay such fees. If Subadviser shall serve for less than the whole of a month, the compensation as specified shall be prorated based upon the number of calendar days during which this Agreement is in effect during such month, and the fee shall be computed based upon the average daily net assets of a Fund Account for such days.

4.       REPRESENTATIONS AND WARRANTIES.

         (a) SUBADVISER. Subadviser represents and warrants to IMCO that (i) the retention of Subadviser by IMCO as contemplated by this Agreement is authorized by Subadviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which Subadviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of Subadviser and when executed and delivered by Subadviser will be a legal, valid and binding obligation of Subadviser, enforceable against Subadviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) Subadviser is registered as an investment adviser under the Advisers Act; (v) Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and Subadviser and certain of its employees, officers, partners and directors are subject to reporting requirements thereunder and, accordingly, agrees that it shall, on a timely basis, furnish a copy of such code of ethics to IMCO, and shall cause its employees, officers, partners and directors to furnish to IMCO

42 - USAA Life Investment Trust
-------------------------------
information that IMCO reasonably requests concerning such code of ethics; (vi) Subadviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement;
(vii) Subadviser will promptly notify IMCO of the occurrence of any event that would disqualify Subadviser from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (viii) Subadviser has provided IMCO with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to IMCO at least annually; (ix) Subadviser will notify IMCO of any "assignment" (as defined in the 1940 Act) of this Agreement or change of control of Subadviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of any Fund Account or senior management of Subadviser, in each case prior to or promptly after, such change; and (x) Subadviser has adequate disaster recovery and interruption prevention measures to ensure business resumption in accordance with applicable law and within industry standards.

         (b) IMCO. IMCO represents and warrants to Subadviser that (i) the retention of Subadviser by IMCO as contemplated by this Agreement is authorized by the respective governing documents of the Trust and IMCO; (ii) the execution, delivery and performance of each of this Agreement and the Investment Advisory Agreement does not violate any obligation by which the Trust or IMCO or their respective property is bound, whether arising by contract, operation of law or otherwise; (iii) each of this Agreement and the Investment Advisory Agreement has been duly authorized by appropriate action of the Trust and IMCO and when executed and delivered by IMCO will be a legal, valid and binding obligation of the Trust and IMCO, enforceable against the Trust and IMCO in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) IMCO is registered as an investment adviser under the Advisers Act; (v) IMCO has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and instituted implementation procedures and that IMCO and certain of its employees, officers and directors are subject to reporting requirements thereunder; (vi) IMCO is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; and (vii) IMCO will promptly notify Subadviser of the occurrence of any event that would disqualify IMCO from serving as investment manager of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

5.       LIABILITY AND INDEMNIFICATION.

         (a) SUBADVISER. Subadviser shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Trust, a Fund, IMCO, any affiliated persons thereof (within the meaning of the 1940 Act) and any controlling persons thereof (as described in Section 15 of the Securities Act of 1933, as amended (the 1933
Act)) (collectively, IMCO Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard of Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust by Subadviser Indemnitees (as defined below) for use therein. Subadviser shall indemnify and hold harmless the IMCO Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

         (b) IMCO. IMCO shall be liable for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which Subadviser, any affiliated persons thereof (within the meaning of the 1940
Act) and any controlling persons thereof (as described in Section 15 of the 1933
Act) (collectively, Subadviser Indemnitees) may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of (i) any negligence, willful misconduct, bad faith or reckless disregard by IMCO in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to IMCO which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made primarily in reliance upon information furnished to IMCO or the Trust. IMCO shall indemnify and hold harmless Subadviser Indemnitees for any and all such losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses).

                                                                  Exhibit B - 43
                                                                  --------------

6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective with respect to a Fund upon its execution; provided, however, that this Agreement shall not become effective with respect to a Fund unless it has first been approved in the manner required by the 1940 Act and rules thereunder or in accordance with exemptive or other relief granted by the SEC or its staff. This Agreement shall remain in full force and effect continuously thereafter, except as follows:

         (a) By vote of a majority of (i) the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, IMCO, or Subadviser (Independent Board Members) or (ii) the outstanding voting shares of a Fund, such Fund may at any time terminate this Agreement, without the payment of any penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO and Subadviser.

         (b) This Agreement will terminate automatically with respect to a Fund, without the payment of any penalty, unless within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board, or the shareholders of the Fund by the affirmative vote of a majority of the outstanding shares of the Fund, and
(ii) a majority of the Independent Board Members, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance as provided herein, Subadviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules thereunder.

         (c) IMCO may at any time terminate this Agreement with respect to a Fund, without the payment of any penalty, by written notice delivered in person or by facsimile, or mailed by registered mail, postage prepaid, to Subadviser. Subadviser may at any time, without the payment of any penalty, terminate this Agreement with respect to a Fund by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to IMCO.

         (d) This Agreement automatically and immediately shall terminate with respect to the Funds, without the payment of any penalty, in the event of its assignment (as that term is defined in the 1940 Act or interpreted under applicable rules and regulations of the Commission) or if the Investment Advisory Agreement shall terminate for any reason.

         (e) Any notice of termination served on Subadviser by IMCO shall be without prejudice to the obligation of Subadviser to complete transactions already initiated or acted upon with respect to a Fund.

         Upon termination of this Agreement, the duties of IMCO delegated to Subadviser under this Agreement automatically shall revert to IMCO. Notwithstanding any termination of this Agreement with respect to a Fund, Sections 5, 10(a), 10(e), 11(a) and 11(c) of this Agreement shall remain in effect after any such termination.

7. AMENDMENT OF AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved in the manner required by the 1940 Act, any rules thereunder or any exemptive or other relief granted by the SEC or its staff (Applicable Law).

8. APPROVAL, AMENDMENT, OR TERMINATION BY INDIVIDUAL FUND. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

9. SERVICES NOT EXCLUSIVE. The services of Subadviser to IMCO in connection with the Funds hereunder are not to be deemed exclusive, and Subadviser shall be free to render investment advisory services to others so long as its services hereunder are not impaired thereby. It is understood that the persons employed by Subadviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict in any manner whatsoever the right of Subadviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature. It is understood that IMCO may appoint at any time in accordance with Applicable Law one or more subadvisers, in addition to Subadviser, or IMCO itself, to perform investment advisory services to any portion of the Funds.

44 - USAA Life Investment Trust
--------------------------------

10.      ADDITIONAL AGREEMENTS.

         (a) ACCESS TO INFORMATION. Subadviser shall, upon reasonable notice, afford IMCO at all reasonable times access to Subadviser's officers, employees, agents and offices and to all its relevant books and records and shall furnish IMCO with all relevant financial and other data and information as requested; provided, however, that nothing contained herein shall obligate Subadviser to provide IMCO with access to the books and records of Subadviser relating to any other accounts other than the Funds.

         (b) CONFIDENTIALITY. Subadviser, and its officers, employees and authorized representatives, shall treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Subadviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         (c) PRIVACY POLICY. Subadviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received from IMCO is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of such Regulation, and agrees such information (i) shall not be disclosed to any third party for any purpose without the written consent of IMCO unless permitted by exceptions set forth in Sections 248.14 or 248.15 of such Regulation and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of such Regulation if so required. Subadviser may disclose nonpublic customer information to broker-dealers, custodians, and other third parties to the extent necessary or appropriate to perform its duties under this Agreement.

         (d) PUBLIC ANNOUNCEMENTS. No party shall issue any press release or otherwise make any public statements with respect to the matters covered by this Agreement without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld; provided, however, that consent shall not be required if, in the opinion of counsel, such disclosure is required by law (as in the case of registration statements and other documents that are required to be publicly filed); provided further, however, that the party making such disclosure shall provide the other parties hereto with as much prior written notice of such disclosure as is practical under the circumstances. Subadviser also may disclose non-confidential information about its service as sub-adviser to the Trust to other clients or potential clients after the information has been disclosed in publicly filed documents.

         (e) NOTIFICATIONS. Subadviser agrees that it will promptly notify IMCO in the event that Subadviser or any of its affiliates is or expects to become the subject of an administrative proceeding or enforcement action by the Commission or other regulatory body with applicable jurisdiction.

         (f) INSURANCE. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities.

         (g) SHAREHOLDER MEETING EXPENSES. In the event that the Trust shall be required to call a meeting of shareholders solely due to actions initiated solely by Subadviser, including, without limitation, a change of control of Subadviser, Subadviser shall bear all reasonable expenses associated with such shareholder meeting.

11.      MISCELLANEOUS.

         (a) NOTICES. All notices or other communications given under this Agreement shall be made by guaranteed overnight delivery, telecopy or certified mail; notice is effective when received. Notice shall be given to the parties at the following addresses:

IMCO:     USAA Investment Management Company
          9800 Fredericksburg Road, A-O3-W
          San Antonio, Texas 78288
          Facsimile No.: (210) 498-4022
          Attention: Securities Counsel & Compliance Dept.


                                                                  Exhibit B - 45
                                                                  --------------

Subadviser:   [Subadviser Address and Contact]


         (b) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         (c) GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (d) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (e)  HEADINGS.   The  captions  in  this  Agreement  are  included  for
convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         (f) ENTIRE AGREEMENT. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act.

         IN WITNESS WHEREOF, IMCO and Subadviser have caused this Agreement to be executed as of the date first set forth above.

Attest:                                         USAA INVESTMENT MANAGEMENT
                                                COMPANY


By:                                             By:
      --------------------------------              ---------------------------
Name:  Mark S. Howard                           Name:    Christopher W. Claus
Title: Assistant Secretary                      Title:   President


Attest:                                              SUBADVISER


By:                                             By:
         ---------------------------                ---------------------------
Name:                                           Name:
Title:                                          Title:

46 - USAA Life Investment Trust
-------------------------------

                                   SCHEDULE A



                                      FUNDS

                                                                  Exhibit B - 47
                                                                  --------------

                                   SCHEDULE B
                                      FEES


                                       RATE PER ANNUM OF THE  AVERAGE  DAILY
             FUND ACCOUNT                 NET  ASSETS  OF THE FUND ACCOUNT




48 - USAA Life Investment Trust
-------------------------------

[USAA                  WE KNOW WHAT IT MEANS TO SERVE. (R)
EAGLE                ------------------------------------------
LOGO]          INSURANCE *  BANKING *  INVESTMENTS *  MEMBER SERVICES

                                                              [RECYCLED LOGO]
                                                                 RECYCLED
                                                                   PAPER

                                41399-0802  (C) 2002, USAA. All rights reserved.

[USAA EAGLE LOGO] USAA
                  LIFE INVESTMENT
                  TRUST

P.O. BOX 9156
FARMINGDALE, NY 11735


                                         USAA LIFE AGGRESSIVE GROWTH FUND
                                         PROXY FOR THE SHAREHOLDER MEETING
                                    2 p.m., Central Time, on October 31, 2002


                         All properly executed voting instructions will be voted as directed. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION CARD, THE PROXY WILL BE VOTED FOR APPROVAL OF THE APPLICABLE PROPOSALS, INCLUDING THE PROPOSAL TO ELECT JAMES M. MIDDLETON, AS TRUSTEE.

                         Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                NOTE:  IF YOU VOTE BY PHONE OR INTERNET, PLEASE
                                  DO NOT RETURN YOUR VOTING INSTRUCTION CARD.

                                   ---------------------------------------
                                   YOUR CONTROL NUMBER FOR THIS  VOTING
                                   INSTRUCTION  CARD IS INDICATED BELOW
                                   ---------------------------------------

                                         [GRAPHIC ARROWS]


                                   CONTROL NUMBER
                                   ACCOUNT NUMBER



      VOTE BY TELEPHONE OR INTERNET
      24 HOURS A DAY, 7 DAYS A WEEK
-----------------           ------------------------------
                            Dial the toll-free number
   TELEPHONE     [GRAPHIC]  Enter to the CONTROL NUMBER
1-800-690-6903   [ARROW]    indicated to the right
                            Follow the voice instructions
-----------------           ------------------------------



-----------------           --------------------------------
                  [GRAPHIC] Log on to the voting site
    INTERNET      [ARROW]   Enter the CONTROL NUMBER
WWW.PROXYVOTE.COM           indicated to the right
                            Follow the screen instructions
------------------          --------------------------------




TO VOTE, MARK BLOCKS BELOW IN                         KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:                         RECORDS
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID                     DETACH AND RETURN THIS
ONLY WHEN SIGNED AND DATED.                                         PORTION ONLY
================================================================================

USAA Life Aggressive Growth Fund
  THE BOARD OF TRUSTEES RECOMMENDS
  A VOTE FOR THE PROPOSALS.                       For       Withhold
  VOTE ON PROPOSALS
  (Proposal 1)

1.   To elect James M. Middleton as Trustee.      ---         ---

                                                  For    Against   Abstain

2.   Approval of New Investment Advisory
     Agreement with IMCO                          --       --         --

3A.  Not Applicable

3B.  Approval of New Investment Subadvisory
     Agreement between IMCO and Marsico           --       --         --

3C.  Not Applicable

4.   Approval of a proposal to permit IMCO
     and the Board to appoint and replace
     subadvisers, enter into subadvisory
     agreements, and approve amendments to
     subadvisory agreements without further
     shareholder approval                         --       --         --

5.   Not Applicable

     By my signature below, I appoint James M. Middleton as my attorney to vote, as specified above, all Fund shares that I am entitled to give voting instructions for at the Special Meeting of Shareholders to be held on October 31, 2002, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. My attorney may appoint substitutes to execute my voting instructions on his behalf. I also instruct my attorney to vote any other matters that arise at the meeting in accordance with his best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


---------------------------------------         -------------------------------

---------------------------------------         -------------------------------
SIGNATURE [PLEASE SIGN WITHIN BOX]  DATE        SIGNATURE (JOINT OWNERS)   DATE

================================================================================

[USAA EAGLE LOGO] USAA
                  LIFE INVESTMENT
                  TRUST

P.O. BOX 9156
FARMINGDALE, NY 11735


                                         USAA LIFE DIVERSIFIED ASSETS FUND
                                         PROXY FOR THE SHAREHOLDER MEETING
                                    2 p.m., Central Time, on October 31, 2002


                         All properly executed voting instructions will be voted as directed. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION CARD, THE PROXY WILL BE VOTED FOR APPROVAL OF THE APPLICABLE PROPOSALS, INCLUDING THE PROPOSAL TO ELECT JAMES M. MIDDLETON, AS TRUSTEE.

                         Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                NOTE:  IF YOU VOTE BY PHONE OR INTERNET, PLEASE
                                  DO NOT RETURN YOUR VOTING INSTRUCTION CARD.

                                   ---------------------------------------
                                   YOUR CONTROL NUMBER FOR THIS  VOTING
                                   INSTRUCTION  CARD IS INDICATED BELOW
                                   ---------------------------------------

                                         [GRAPHIC ARROWS]


                                   CONTROL NUMBER
                                   ACCOUNT NUMBER



      VOTE BY TELEPHONE OR INTERNET
      24 HOURS A DAY, 7 DAYS A WEEK
-----------------           ------------------------------
                            Dial the toll-free number
   TELEPHONE     [GRAPHIC]  Enter to the CONTROL NUMBER
1-800-690-6903   [ARROW]    indicated to the right
                            Follow the voice instructions
-----------------           ------------------------------



-----------------           --------------------------------
                  [GRAPHIC] Log on to the voting site
    INTERNET      [ARROW]   Enter the CONTROL NUMBER
WWW.PROXYVOTE.COM           indicated to the right
                            Follow the screen instructions
------------------          --------------------------------




TO VOTE, MARK BLOCKS BELOW IN                         KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:                         RECORDS
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID                     DETACH AND RETURN THIS
ONLY WHEN SIGNED AND DATED.                                         PORTION ONLY
================================================================================

USAA Life Diversified Assets Fund
  THE BOARD OF TRUSTEES RECOMMENDS
  A VOTE FOR THE PROPOSALS.                       For       Withhold
  VOTE ON PROPOSALS
  (Proposal 1)

1.   To elect James M. Middleton as Trustee.      ---         ---

                                                  For    Against   Abstain
2.   Approval of New Investment Advisory
     Agreement with IMCO                          --       --         --

3A.  Approval of New Investment Subadvisory
     Agreement between IMCO and Wellington
     Management                                   --       --         --

3B.  Not Applicable

3C.  Not Applicable

4.   Approval of a proposal to permit IMCO
     and the Board to appoint and replace
     subadvisers, enter into subadvisory
     agreements, and approve amendments to
     subadvisory agreements without further
     shareholder approval                         --       --         --

5.   Not Applicable

     By my signature below, I appoint James M. Middleton as my attorney to vote, as specified above, all Fund shares that I am entitled to give voting instructions for at the Special Meeting of Shareholders to be held on October 31, 2002, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. My attorney may appoint substitutes to execute my voting instructions on his behalf. I also instruct my attorney to vote any other matters that arise at the meeting in accordance with his best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


---------------------------------------         -------------------------------

---------------------------------------         -------------------------------
SIGNATURE [PLEASE SIGN WITHIN BOX]  DATE        SIGNATURE (JOINT OWNERS)   DATE

================================================================================

[USAA EAGLE LOGO] USAA
                  LIFE INVESTMENT
                  TRUST

P.O. BOX 9156
FARMINGDALE, NY 11735


                                         USAA LIFE GROWTH AND INCOME FUND
                                         PROXY FOR THE SHAREHOLDER MEETING
                                    2 p.m., Central Time, on October 31, 2002


                         All properly executed voting instructions will be voted as directed. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION CARD, THE PROXY WILL BE VOTED FOR APPROVAL OF THE APPLICABLE PROPOSALS, INCLUDING THE PROPOSAL TO ELECT JAMES M. MIDDLETON, AS TRUSTEE.

                         Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                  NOTE:  IF YOU VOTE BY PHONE OR INTERNET,
                                  PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION.

                                   ---------------------------------------
                                   YOUR CONTROL NUMBER FOR THIS  VOTING
                                   INSTRUCTION  CARD IS INDICATED BELOW
                                   ---------------------------------------

                                         [GRAPHIC ARROWS]


                                   CONTROL NUMBER
                                   ACCOUNT NUMBER



      VOTE BY TELEPHONE OR INTERNET
      24 HOURS A DAY, 7 DAYS A WEEK
-----------------           ------------------------------
                            Dial the toll-free number
   TELEPHONE     [GRAPHIC]  Enter to the CONTROL NUMBER
1-800-690-6903   [ARROW]    indicated to the right
                            Follow the voice instructions
-----------------           ------------------------------



-----------------           --------------------------------
                  [GRAPHIC] Log on to the voting site
    INTERNET      [ARROW]   Enter the CONTROL NUMBER
WWW.PROXYVOTE.COM           indicated to the right
                            Follow the screen instructions
------------------          --------------------------------




TO VOTE, MARK BLOCKS BELOW IN                         KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:                         RECORDS
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID                     DETACH AND RETURN THIS
ONLY WHEN SIGNED AND DATED.                                         PORTION ONLY
================================================================================

USAA Life Growth and Income Fund
  THE BOARD OF TRUSTEES RECOMMENDS
  A VOTE FOR THE PROPOSALS.                       For       Withhold
  VOTE ON PROPOSALS
  (Proposal 1)

1.   To elect James M. Middleton as Trustee.      ---         ---

                                                  For    Against   Abstain
2.   Approval of New Investment Advisory
     Agreement with IMCO                          --       --         --

3A.  Approval of New Investment Subadvisory
     Agreement between IMCO and Wellington
     Management                                   --       --         --

3B.  Not Applicable

3C.  Not Applicable

4.   Approval of a proposal to permit IMCO
     and the Board to appoint and replace
     subadvisers, enter into subadvisory
     agreements, and approve amendments to
     subadvisory agreements without further
     shareholder approval                         --       --         --

5.   To approve an amendment to the investment
     objective of  the USAA Life Growth and
     Income Fund.                                 --       --         --

     By my signature below, I appoint James M. Middleton as my attorney to vote, as specified above, all Fund shares that I am entitled to give voting instructions for at the Special Meeting of Shareholders to be held on October 31, 2002, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. My attorney may appoint substitutes to execute my voting instructions on his behalf. I also instruct my attorney to vote any other matters that arise at the meeting in accordance with his best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


---------------------------------------         -------------------------------

---------------------------------------         -------------------------------
SIGNATURE [PLEASE SIGN WITHIN BOX]  DATE        SIGNATURE (JOINT OWNERS)   DATE

================================================================================

[USAA EAGLE LOGO] USAA
                  LIFE INVESTMENT
                  TRUST

P.O. BOX 9156
FARMINGDALE, NY 11735


                                             USAA LIFE INCOME FUND
                                         PROXY FOR THE SHAREHOLDER MEETING
                                    2 p.m., Central Time, on October 31, 2002


                         All properly executed voting instructions will be voted as directed. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION CARD, THE PROXY WILL BE VOTED FOR APPROVAL OF THE APPLICABLE PROPOSALS, INCLUDING THE PROPOSAL TO ELECT JAMES M. MIDDLETON, AS TRUSTEE.

                         Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                NOTE:  IF YOU VOTE BY PHONE OR INTERNET, PLEASE
                                  DO NOT RETURN YOUR VOTING INSTRUCTION CARD.

                                   ---------------------------------------
                                   YOUR CONTROL NUMBER FOR THIS  VOTING
                                   INSTRUCTION  CARD IS INDICATED BELOW
                                   ---------------------------------------

                                         [GRAPHIC ARROWS]


                                   CONTROL NUMBER
                                   ACCOUNT NUMBER



      VOTE BY TELEPHONE OR INTERNET
      24 HOURS A DAY, 7 DAYS A WEEK
-----------------           ------------------------------
                            Dial the toll-free number
   TELEPHONE     [GRAPHIC]  Enter to the CONTROL NUMBER
1-800-690-6903   [ARROW]    indicated to the right
                            Follow the voice instructions
-----------------           ------------------------------



-----------------           --------------------------------
                  [GRAPHIC] Log on to the voting site
    INTERNET      [ARROW]   Enter the CONTROL NUMBER
WWW.PROXYVOTE.COM           indicated to the right
                            Follow the screen instructions
------------------          --------------------------------




TO VOTE, MARK BLOCKS BELOW IN                         KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:                         RECORDS
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID                     DETACH AND RETURN THIS
ONLY WHEN SIGNED AND DATED.                                         PORTION ONLY
================================================================================

USAA Life Income Fund
  THE BOARD OF TRUSTEES RECOMMENDS
  A VOTE FOR THE PROPOSALS.                       For       Withhold
  VOTE ON PROPOSALS
  (Proposal 1)

1.   To elect James M. Middleton as Trustee.      ---         ---

                                                  For    Against   Abstain
2.   Approval of New Investment Advisory
     Agreement with IMCO                          --       --         --

3A.  Not Applicable

3B.  Not Applicable

3C.  Not Applicable

4.   Approval of a proposal to permit IMCO
     and the Board to appoint and replace
     subadvisers, enter into subadvisory
     agreements, and approve amendments to
     subadvisory agreements without further
     shareholder approval                         --       --         --

5.   Not Applicable

     By my signature below, I appoint James M. Middleton as my attorney to vote, as specified above, all Fund shares that I am entitled to give voting instructions for at the Special Meeting of Shareholders to be held on October 31, 2002, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. My attorney may appoint substitutes to execute my voting instructions on his behalf. I also instruct my attorney to vote any other matters that arise at the meeting in accordance with his best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


---------------------------------------         -------------------------------

---------------------------------------         -------------------------------
SIGNATURE [PLEASE SIGN WITHIN BOX]  DATE        SIGNATURE (JOINT OWNERS)   DATE

================================================================================

[USAA EAGLE LOGO] USAA
                  LIFE INVESTMENT
                  TRUST

P.O. BOX 9156
FARMINGDALE, NY 11735


                                       USAA LIFE WORLD GROWTH FUND
                                    PROXY FOR THE SHAREHOLDER MEETING
                                2 p.m., Central Time, on October 31, 2002


                         All properly executed voting instructions will be voted as directed. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED VOTING INSTRUCTION CARD, THE PROXY WILL BE VOTED FOR APPROVAL OF THE APPLICABLE PROPOSALS, INCLUDING THE PROPOSAL TO ELECT JAMES M. MIDDLETON, AS TRUSTEE.

                         Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee executor, administrator, guardian or corporation officer, please give your FULL title.

                         THIS PROXY IS SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

                                NOTE:  IF YOU VOTE BY PHONE OR INTERNET, PLEASE
                                     DO NOT RETURN YOUR VOTING INSTRUCTION CARD.

                                   ---------------------------------------
                                   YOUR CONTROL NUMBER FOR THIS  VOTING
                                   INSTRUCTION  CARD IS INDICATED BELOW
                                   ---------------------------------------

                                         [GRAPHIC ARROWS]


                                   CONTROL NUMBER
                                   ACCOUNT NUMBER



      VOTE BY TELEPHONE OR INTERNET
      24 HOURS A DAY, 7 DAYS A WEEK
-----------------           ------------------------------
                            Dial the toll-free number
   TELEPHONE     [GRAPHIC]  Enter to the CONTROL NUMBER
1-800-690-6903   [ARROW]    indicated to the right
                            Follow the voice instructions
-----------------           ------------------------------



-----------------           --------------------------------
                  [GRAPHIC] Log on to the voting site
    INTERNET      [ARROW]   Enter the CONTROL NUMBER
WWW.PROXYVOTE.COM           indicated to the right
                            Follow the screen instructions
------------------          --------------------------------




TO VOTE, MARK BLOCKS BELOW IN                         KEEP THIS PORTION FOR YOUR
BLUE OR BLACK INK AS FOLLOWS:                         RECORDS
--------------------------------------------------------------------------------
THIS VOTING INSTRUCTION CARD IS VALID                     DETACH AND RETURN THIS
ONLY WHEN SIGNED AND DATED.                                         PORTION ONLY
================================================================================

USAA Life World Growth Fund
  THE BOARD OF TRUSTEES RECOMMENDS
  A VOTE FOR THE PROPOSALS.                       For       Withhold
  VOTE ON PROPOSALS
  (Proposal 1)

1.   To elect James M. Middleton as Trustee.      ---         ---

                                                  For    Against   Abstain
2.   Approval of New Investment Advisory
     Agreement with IMCO                          --       --         --

3A.  Not Applicable

3B.  Not Applicable

3C.  Approval of New Investment Subadvisory
     Agreement between IMCO and MFS               --       --         --

4.   Approval of a proposal to permit IMCO
     and the Board to appoint and replace
     subadvisers, enter into subadvisory
     agreements, and approve amendments to
     subadvisory agreements without further
     shareholder approval                         --       --         --

5.   Not Applicable

     By my signature below, I appoint James M. Middleton as my attorney to vote, as specified above, all Fund shares that I am entitled to give voting instructions for at the Special Meeting of Shareholders to be held on October 31, 2002, at 2 p.m. CT, at the McDermott Auditorium in the USAA Building, 9800 Fredericksburg Road, San Antonio, Texas 78288, and at any adjournments thereof. My attorney may appoint substitutes to execute my voting instructions on his behalf. I also instruct my attorney to vote any other matters that arise at the meeting in accordance with his best judgment. I revoke previous proxies that I have executed and acknowledge receipt of the Fund's Notice of Special Meeting and proxy statement.


---------------------------------------         -------------------------------

---------------------------------------         -------------------------------
SIGNATURE [PLEASE SIGN WITHIN BOX]  DATE        SIGNATURE (JOINT OWNERS)   DATE

================================================================================

[USAA   USAA Life Investment Trust
EAGLE   9800 Fredericksburg Road
LOGO]   San Antonio, Texas 78288



August 19, 2002




Dear Contract Owner:

In recent weeks, we communicated with you on some important steps that the USAA Life Investment Trust board of trustees has taken to improve the performance of your Trust investment options for variable annuity contracts and variable life insurance policies issued by USAA Life Insurance Company. After careful consideration, the Trust's board authorized USAA Investment Management Company to engage three leading investment firms having long-term proven track records to take over the equity portfolio management responsibilities for four of the five Trust investment options. We believe these steps were necessary to deliver the investment performance that you expect from USAA.

           WE NEED YOUR VOTE TO COMPLETE THIS INITIATIVE. YOUR FUNDS' TRUSTEES, INCLUDING MYSELF, RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS DESCRIBED IN THE ENCLOSED MATERIALS. THESE ARE SOME OF THE BENEFITS:

           (_) Access to the leading investment firms in their investment categories, each with significant resources and long-term proven performance records.

           (_) Continued oversight and management of your funds by USAA and the Trust's board of trustees.

           (_) USAA's ongoing commitment to premier service.

           (_) Continued lower-than-average total fund expenses.

We believe that the additional investment expertise, combined with USAA's commitment to service, will result in a better overall value to you.

Although we would like to have each contract owner attend the shareholder meeting, we realize this is not always possible. Whether or not you plan to be present, we need your vote. We have taken several steps to help you cast your vote:

           (_) First, in addition to the  traditional  method of returning  your voting instruction card by mail, you may cast your vote on the Internet at WWW.PROXYVOTE.COM or by calling toll-free 1-800-690-6903.

           (_) Second, while we encourage you to read the enclosed proxy statement, we have attached on the following pages a summary of the proposals to assist you in understanding them.

You may receive a telephone call from either a member service representative of USAA Life Insurance Company or a representative from Georgeson Shareholder Communications, Inc. encouraging you to return your proxy. When shareholders don't promptly cast their votes, the Trust may incur the additional expense of follow-up communications. PLEASE DO NOT SET THIS PROXY ASIDE FOR ANOTHER TIME.

Your vote is very important in completing this initiative to improve your funds' performance. Please know we appreciate the trust you place in USAA, and we look forward to serving your financial needs for many years to come.

Sincerely yours,


/s/ James M. Middleton
James M. Middleton
CHAIRMAN OF THE BOARD

                            SUMMARY OF THE PROPOSALS

USAA Investment Management Company (IMCO) recently conducted a comprehensive review of each USAA fund's performance, including the funds in the USAA Life Investment Trust (Trust). Upon completion, IMCO determined that affirmative steps should be taken in the equity portfolio management area to progress toward the desired objective of superior investment performance across ALL USAA funds. IMCO then embarked upon a process that has resulted in the following:

         (_) After analyzing various alternatives, IMCO recommended to the Trust's board of trustees a strategy of retaining highly regarded outside investment firms to manage the equity portions of four of the Trust's funds. The board reviewed, among other things, IMCO's evaluation process for identifying subadvisers and the fact that the long-term performance records of the proposed subadvisers were generally superior to those of IMCO for the funds affected. BOTH IMCO AND THE TRUST'S BOARD OF TRUSTEES CONCLUDED THAT MAKING THE CHANGES EXPEDITIOUSLY WAS IN EACH FUND SHAREHOLDER'S BEST INTERESTS. As a result, on June 21, 2002, the Trust's board of trustees took actions to engage the new subadvisers in accordance with an SEC rule that permits these actions on an interim basis until shareholders have an opportunity to vote on the changes.

         (_) Should you approve Proposals 2 and 3, IMCO will continue to oversee each fund as its investment adviser. IMCO will actively monitor the activities of the subadvisers through ongoing audits for compliance with investment policies and parameters as well as regulatory requirements, reviews of reports from the sub-advisers, and ongoing dialogues with designated subadviser personnel. The Trust's board of trustees will continue to act in its oversight role just as it has in the past.

The interim agreements typically may only remain in effect up to 150 days. And so the board is asking fund shareholders to approve the agreements described in Proposals 2 and 3 before the interim agreements terminate.

The Trust's board and IMCO also request the ability going forward for IMCO, with board approval, to change subadvisers without the time and expense of obtaining shareholder approval. As the funds' manager, IMCO will monitor the performance of the subadvisers and will recommend a change in subadviser when deemed in the best interests of shareholders. The SEC has granted IMCO an order that would permit such an arrangement as long as it is initially approved by shareholders. Approval of Proposal 4 would accomplish this objective.

In addition, in Proposal 1, the Trust's board is asking that you elect one member to the board so as to delay the time at which another shareholder meeting is required for the election of trustees, which will result in a savings of time and expense associated with holding such a meeting. Finally, as a result of the new investment management structure, the Trust's board is proposing an amendment to the USAA Life Growth and Income Fund's objective, as set forth in Proposal 5.

The Trust's board of trustees unanimously recommends that shareholders vote for the approval of all of the proposals summarized below.

PROPOSAL 1 - ELECTION OF TRUSTEE AT THE MEETING,  SHAREHOLDERS  WILL BE ASKED TO
             ELECT ONE MEMBER TO THE TRUST'S BOARD OF TRUSTEES.

(_) WHY ARE WE ELECTING THIS TRUSTEE NOW?


     By electing this trustee at this time, the Trust may be able to delay the time at which another shareholder meeting is required for the election of trustees, which will result in a savings of the time and expense associated with holding such a meeting.

(_)  IS THE NOMINEE NEW TO THE BOARD?


     No. James M. Middleton was appointed by the board in 2000, but has not been elected by shareholders.

PROPOSAL 2 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH IMCO

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A NEW ADVISORY AGREEMENT WITH IMCO FOR THE FUNDS AS PART OF THE NEW INVESTMENT MANAGEMENT STRUCTURE.

(_) WHAT ARE THE DIFFERENCES BETWEEN THE PROPOSED AGREEMENT AND THE FORMER AND INTERIM AGREEMENTS?

     The  provisions  of  the  former,  interim,  and  proposed  agreements  are substantially similar, except that under the proposed management fee structure, the advisory fee payable to IMCO with regard to the USAA Life World Growth Fund would increase from 0.20% of that fund's average net assets to 0.35% of that fund's average net assets. This proposed advisory fee compares favorably with the advisory fees currently incurred by funds that support other variable insurance products, that have similar investment focus, and that are of a size comparable to the USAA Life World Growth Fund. In addition, the interim agreement is only of a temporary duration.

(_)  WILL THE FUNDS' TOTAL EXPENSES CHANGE AS A RESULT OF THE PROPOSED
     AGREEMENT?

     For the USAA Life Aggressive Growth Fund, the USAA Life Diversified Assets Fund, the USAA Life Growth and Income Fund, and the USAA Life Income Fund, total expenses will not change as a result of the adoption of the proposed agreement. With respect to the USAA Life World Growth Fund, the fund's expenses after reim-bursements from USAA Life Insurance Company would not change as a result of the adoption of the proposed agreement.

PROPOSAL 3 - APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENTS BETWEEN IMCO AND
             SUBADVISERS

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE NEW SUBADVISORY AGREEMENTS BETWEEN IMCO AND SUBADVISERS.

(_)  WHO ARE THE PROPOSED SUBADVISERS?

     The following are the proposed subadvisers for the four USAA Life Funds affected by this proposal. They are the same subadvisers currently operating under the interim agreements. The USAA Life Income Fund will continue to be directly managed by IMCO. Each subadviser is described more specifically in Proposals 3-A through 3-C.

    ============================================================================
                   FUND                                  SUBADVISER
     -------------------------------------------------------------------------
    USAA Life Aggressive Growth Fund          Marsico Capital Management, LLC
    USAA Life Diversified Assets Fund         Wellington Management Company, LLP
    USAA Life Growth and Income Fund          Wellington Management Company, LLP
    USAA Life World Growth Fund               MFS Investment Management
    ============================================================================

(_)  WHAT ARE THE KEY PROVISIONS OF THE SUBADVISORY AGREEMENTS?

     Under each subadvisory agreement, IMCO will continue to employ the current subadviser to manage the day- to-day investment of each fund's assets (as allocated from time to time by IMCO), consistent with each fund's investment objectives, policies, and restrictions. Each subadviser will be responsible for, among other things, placing all orders for the purchase and sale of portfolio securities for which it is responsible, subject to the supervision and monitoring of IMCO and the oversight of the Trust's board. IMCO, and not the funds, will be responsible for paying all fees charged by the applicable subadviser for these subadvisory services.

(_) WILL THE FUNDS' TOTAL EXPENSES CHANGE AS A RESULT OF THE SUBADVISORY AGREEMENTS?

     No, the subadvisory agreements will not impact the funds' total expense ratios. IMCO (not the fund) pays a fee to the subadvisers for services under the Subadvisory Agreements.

PROPOSAL 4 - APPROVAL OF A PROPOSAL TO PERMIT IMCO TO ENTER INTO AND AMEND
             SUBADVISORY AGREEMENTS ON BEHALF OF EACH FUND WITHOUT SHAREHOLDER APPROVAL

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE A PROPOSAL THAT WOULD PERMIT IMCO AND THE FUNDS' BOARD TO APPOINT AND REPLACE SUBADVISERS, ENTER INTO SUBADVISORY AGREEMENTS, AND APPROVE AMENDMENTS TO SUBADVISORY AGREEMENTS ON BEHALF OF EACH FUND WITHOUT SHAREHOLDER APPROVAL.

(_)  WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The board has determined that it would be in the best interests of each fund's shareholders for IMCO to have the ability in the future to appoint and replace subadvisers for a fund and to enter into, and approve amendments to, subadvisory agreements, without obtaining further shareholder approval.

     On June 18, 2002, the SEC granted an order permitting IMCO to change subadvisers for each fund without first calling a special shareholder meeting and obtaining shareholder approval. One of the conditions for approval by the SEC is that the shareholders approve this arrangement. By approving this proposal, you will be authorizing IMCO to change subadvisers in the future with only prior board approval.

(_)  WHAT ARE THE BENEFITS TO EACH FUND?

     The board believes that it is in the best interests of each fund's shareholders to allow IMCO the maximum flexi-bility to select, supervise, and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. Without the benefits of this proposal, a fund must call and hold a meeting of the fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process results in unnecessary administrative expenses to the funds and may cause harmful delays in executing changes that the board and IMCO have determined are necessary or desirable. These costs are generally borne entirely by a fund. If IMCO and the board can rely on the proposed policy, the board and IMCO would be able to act more quickly and with less expense to a fund to appoint an unaffiliated subadviser when the board and IMCO believe that the appointment would benefit the fund and its shareholders.

(_)  HOW WILL SHAREHOLDERS BE INFORMED OF NEW SUBADVISERS FOR A FUND?

     Within 90 days following the hiring of any new subadviser, a fund's shareholders will receive an information statement containing all of the relevant information. The information statement will include, for example, disclosure as to the level of fees to be paid by IMCO to the subadviser.

     If this proposal is approved, amendments to the agreement between IMCO and the Trust will remain subject, where applicable, to shareholder and board approval requirements. Although approval of the proposal generally will permit the board and IMCO to change the fees payable to a subadviser without shareholder approval, which in turn may result in a different net fee retained by IMCO, such changes will not permit the board and IMCO to increase the rate of the fees payable by a fund to IMCO under the agreement without first obtaining shareholder approval.

PROPOSAL 5 - APPROVAL OF AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA LIFE GROWTH AND INCOME FUND

AT THE MEETING, SHAREHOLDERS WILL BE ASKED TO APPROVE AN AMENDMENT TO THE INVESTMENT OBJECTIVE OF THE USAA LIFE GROWTH AND INCOME FUND.

(_) WHAT CHANGE IS THE BOARD OF TRUSTEES PROPOSING TO THE FUND'S INVESTMENT OBJECTIVE?

     The board of trustees proposes to change the fund's investment objective to read as follows:

            "The fund's primary investment objective is capital growth and its secondary investment objective is current income."

(_)  WHY IS THE BOARD OF TRUSTEES PROPOSING THIS CHANGE?

     The fund's current investment objective places equal emphasis on growth and income. In recent years, there has been a dramatic reduction in the number of companies that pay dividends with respect to their common stock. As a result, it is increasingly difficult for any fund that invests primarily in equity securities to comply with an objective that places equal emphasis on growth and income. Thus, the board proposes that the fund's objective be modified as described above.

41400-0802